UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-09037

Nuveen Investment Trust III

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: March 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

31 March

2018

Nuveen Taxable Fixed Income Funds

Fund Name	Class A	Class C	Class R6	Class I	Class T
Nuveen Symphony Credit Opportunities Fund	NCOAX	NCFCX	NCSRX	NCOIX	NCSTX
Nuveen Symphony Floating Rate Income Fund	NFRAX	NFFCX	NFRFX	NFRIX	NFRTX

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Table

of Contents

Chairman’s Letter to Shareholders

Dear Shareholders,

After a prolonged absence, volatility has returned to the markets in 2018. Last year, the markets seemed willing to shrug off any bad news. But in the first few months of 2018, a backdrop of greater economic uncertainty has made markets more reactive to daily headlines. As interest rates have moved off of historic lows and inflation has ticked higher, the economy’s ability to withstand tighter financial conditions is hard to predict. At the same time, there are concerns that the newly enacted tax reform could overheat the economy. How the U.S. Federal Reserve (Fed) will manage these conditions is under intense scrutiny, particularly in light of the Fed’s leadership change in February 2018.

Growth forecasts for the world’s major economies remain expansionary, although some indicators have pointed to slower momentum this year. Moreover, inflationary pressures and tightening financial conditions could become headwinds, and trade policy and geopolitics remain uncertain. A trade war has implications for both the supply and demand sides of the economy, which complicates the outlook for businesses, consumers and the economy as a whole.

While the risks surrounding trade, monetary and fiscal policy may have increased, there is still opportunity for upside. Recession risk continues to look low, global economies are still expanding and corporate profits have continued to be healthy. Fundamentals, not headlines, drive markets over the long term. And, it’s easy to forget the relative calm over the past year was the outlier. A return to more historically normal volatility levels is both to be expected and part of the healthy functioning of the markets.

Context and perspective are important. If you’re investing for long-term goals, stay focused on the long term, as temporary bumps may smooth over time. Individuals that have shorter timeframes could also benefit from sticking to a clearly defined investment strategy with a portfolio designed for short-term needs. Your financial advisor can help you determine if your portfolio is properly aligned with your goals, timeline and risk tolerance, as well as help you differentiate the noise from what really matters. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

May 21, 2018

Portfolio Managers’ Comments

Nuveen Symphony Credit Opportunities Fund

Nuveen Symphony Floating Rate Income Fund

The Fund’s portfolios are managed by Symphony Asset Management LLC, (Symphony), an affiliate of Nuveen, LLC. Gunther Stein, Chief Investment Officer and Chief Executive Officer at Symphony and Jenny Rhee manage the Nuveen Symphony Credit Opportunities Fund, while Gunther and Scott Caraher oversee the investments of the Nuveen Symphony Floating Rate Income Fund.

Here they discuss key investment strategies and performance of the Funds for the six-month reporting period ended March 31, 2018.

What was the primary investment strategy for each Fund and how did this strategy affect the Fund’s performance for the six-month reporting period ended March 31, 2018?

Our investment process for the Nuveen Symphony Credit Opportunities Fund and the Nuveen Symphony Floating Rate Income Fund is based upon fundamental, bottom-up credit analysis. After assessing sector dynamics, company business models and asset quality, our analysts make specific recommendations based on the relative value of the various types of debt within a company’s capital structure. We evaluate the potential upside and downside to any credit and concentrate our efforts on sectors with sufficient transparency to assess the downside risk in firms that have enough assets to support meaningful recovery in case of default.

Both of these Funds, particularly the Nuveen Symphony Floating Income Fund, have owned, or currently own, loans with the London Inter-Bank Offered Rate (LIBOR) floor feature. This feature provided for minimum coupon levels on loans during a time when short term interest rates, which serve as a basis for a loan’s floating coupon rate, fell to historic lows in the years following the financial crisis. The floating-rate coupon on most senior loans is reset frequently (typically every three months) based on a short-term interest rate (usually 90-day U.S. LIBOR) plus a fixed spread. For example if the current short-term interest rate is 150 basis points (bp) (1.5%), and the spread is 400 bp, the resulting coupon will be 5.5%. LIBOR floors, as the name suggests, put a “floor” on the short term interest rate used in this calculation. For instance, in the previous example, if the loan has a 100 bp LIBOR floor the coupon will remain at 5%, even at times when short-term rates are below 100 bp. The coupon will once again begin to float at times when short-term rates are above 100 bp. Although many loans have LIBOR floors (the asset class is one of the few that will float when interest rates begin to rise), we believe the senior loan asset class provides fixed income oriented investors with a potential safeguard from a secular rise in interest rates.

Nuveen Symphony Credit Opportunities Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed the ICE BofAML U.S. High Yield Master II Index and the Lipper High Yield Funds Classification Average, but underperformed the Custom Benchmark Index during the reporting period.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise, any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

The Fund seeks current income and capital appreciation by investing primarily in debt instruments such as bonds, loans and convertible securities, a substantial portion of which may be rated below investment grade or, if unrated, of comparable quality. As of the end of the reporting period, the Fund’s portfolio had 13.3% senior loans and 80.2% high yield bonds. The Fund may utilize derivatives, including options, futures contracts, options on futures contracts, swap agreements, including interest rate swaps, total return swaps and credit default swaps and options on swap agreements.

During the reporting period, the U.S. corporate credit markets remained firm as the general economy provided a strong operating environment for U.S. companies. For fixed income investors, a key risk throughout the reporting period was rising interest rates in the U.S. as the Federal Reserve raised its target rate twice during the reporting period. While high yield corporate bonds as an asset class outperformed many sectors of fixed income, including investment grade corporates, returns were heavily skewed depending on the duration profile of individual assets. Therefore, more credit sensitive assets within high yield (such as those rated CCC) produced a positive total return. This theme also meant that within corporate credit, the consistent outperformer during the reporting period were senior loans. With coupon structures that typically reference 3-month and, increasingly, 1-month U.S. LIBOR, loans have a negligible interest rate duration profile given the frequency of their resets.

Another positive factor for the high yield market was that during the reporting period, defaults remained below historical averages as companies benefitted from a stable business environment as well as a relatively benign maturity schedule for both high yield bonds and loans.

During the reporting period, the Fund benefitted from having a low duration profile versus the high yield market broadly as well as the peer group. Within the Fund’s high yield portfolio, we preferred to focus on more credit sensitive situations (staying overweight CCC) while avoiding longer duration assets. Our strategy during the reporting period was to be selective within these event-driven types of situations. The Fund also benefited during the reporting period from exposure to floating rate loans.

From a sector perspective, energy, consumer discretionary and industrial sectors benefitted performance during the reporting period. Individual holdings that contributed to performance included the loans of consumer discretionary media company, iHeartCommunications, Inc. The company’s debt benefitted from improved sentiment regarding the issuers restructuring during the reporting period. Another contributor to performance included exposure to energy issuers Cobalt International Energy, Inc. and Fieldwood Energy LLC. Both of these issuers entered into restructuring during the reporting period and sentiment improved at the same time as energy prices moved steadily higher.

Several factors detracted from the Fund’s performance, including the bonds of a telecom-related company, Dish DBS Corporation. The bonds traded down during the reporting period as the company was under pressure for operating trends relating to its subscriber base. Also detracting from performance was exposure to the debt of satellite provider IntelSat Limited, as the company reported financial results that were below investor expectations.

During the current fiscal period, the Fund managed credit exposure by investing in credit default swaps. The credit default swaps had a negligible impact on performance during the reporting period.

Nuveen Symphony Floating Rate Income Fund

The Fund’s Class A Shares at NAV underperformed the Credit Suisse Leveraged Loan Index and the Lipper Loan Participation Funds Classification Average during the reporting period.

The Fund seeks current income and capital appreciation by investing primarily in floating rate loans and other floating rate securities, a substantial portion of which will be rated below investment grade. The Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in floating rate securities. Floating rate securities are defined to include floating rate loans, other floating rate debt securities, money market securities and shares of money market and short-term bond funds. The Fund may invest up to 20% of its net assets in other securities, which would primarily be fixed rate debt securities, convertible securities and equity securities received as a result of the restructuring of an issuer’s debt. A substantial portion of the Fund’s assets generally will be invested in securities rated below investment grade or, if unrated, deemed to be of comparable quality. The Fund may utilize derivatives, including options, futures contracts, options on futures contracts, swap agreements, including interest rate swaps, total return swaps, credit default swaps and options on swap agreements.

During the reporting period, the U.S. corporate credit market remained firm as the general economy provided a strong operating environment for U.S. companies. This backdrop led to consistently rising short term interest rates as the Federal Reserve raised its target rate twice during the reporting period. While this was generally a negative for fixed income investors, senior loans as an asset class performed resiliently. This was largely driven by the limited duration of loans as an asset class.

In addition to strong earnings and operating results, low defaults, as well as a limited duration profile, loans benefitted from strong supply and demand dynamics with institutional and retail demand being positive throughout while net loan issuance during the reporting period was largely refinancings or replacements.

Investors became increasingly comfortable during the reporting period with smaller, less liquid loan transactions, which given the risk premium we felt did not provide the appropriate risk reward trade-off. Therefore, in the portfolio, a major theme has been that we have been cautious towards our tolerance for smaller, less liquid transactions preferring to invest in more liquid capital structures, with the vast majority of investments in facilities above $1 billion.

During the reporting period, our performance was negatively impacted by our preference for larger more liquid transactions as smaller, riskier deals outperformed as a result of having larger coupons and trading at deeper discounts to par where they had more upside potential in a broad market rally.

Individual holdings that contributed to performance included the debt of iHeartCommunications, Inc., which is the largest radio station operator in North America. The company’s capital structure rose on improved sentiment surrounding the company’s current restructuring which began during the reporting period. Albertson’s LLC, a large grocery store chain was another contributor to overall performance during the reporting period. The holding benefitted during the reporting period as the company’s loan prices rebounded as investor fears about increased competition and margins subsided. Also contributing positively to overall performance was the loan of exploration & production issuer, Fieldwood Energy LLC. The loan traded up after the company announced positive news related to its ongoing restructuring at the same time energy prices trended higher.

Detracting from performance during the reporting period was the exposure to the first and second-lien loans of media marketing company, Catalina Marketing Corporation, as revenues and earnings before interest, taxes, depreciation and amortization (EBITDA) performance suffered as several large customers reduced their promotional spending with the issuer. Also detracting from performance was the debt of Dish DBS Corporation. The debt issues traded down as the company was under pressure during the reporting period for operating trends relating to its subscriber base. The loan of pet food retailer Petco Animal Supplies, Inc. was also a detractor to performance during the reporting period. Investors were concerned about competition within the pet category and potential downward pressure on revenue and margins.

Risk Considerations and Dividend Information

Risk Considerations

Nuveen Symphony Credit Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The value of the Fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the underlying securities. This Fund is subject to loan settlement risk due to the lack of established settlement standards or remedies for failure to settle.

Nuveen Symphony Floating Rate Income Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The value of the Fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the underlying securities. This Fund is subject to loan settlement risk due to the lack of established settlement standards or remedies for failure to settle.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of March 31, 2018, the Funds had positive UNII balances, based upon our best estimate, for tax purposes and negative UNII balances for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Effective July 2018, subsequent to the close of the reporting period, Class C Shares will automatically convert to Class A Shares after 10 years. Conversions will occur during the month in which the 10-year anniversary of the purchase occurs. Class C Shares that have been held for longer than 10 years as of July 1, 2018 will also convert to Class A Shares in July 2018. The automatic conversion will be based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

Fund Performance and Expense Ratios (continued)

Nuveen Symphony Credit Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 30, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	0.60%	3.36%	4.19%	6.69%
Class A Shares at maximum Offering Price	(4.18)%	(1.55)%	3.18%	6.03%
ICE BofA/ML U.S. High Yield Master II Index	(0.51)%	3.69%	5.01%	6.97%
Custom Benchmark Index	0.80%	4.08%	4.70%	6.22%
Lipper High Yield Funds Classification Average	(0.41)%	3.25%	3.86%	5.91%

Class C Shares	0.22%	2.57%	3.41%	5.89%
Class I Shares	0.72%	3.65%	4.45%	6.95%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	0.78%	3.73%	4.04%
Class T Shares*	0.60%	N/A	2.46%
Class T Shares at maximum Offering Price*	(1.91)%	N/A	(0.10)%

Since inception returns for Class A, Class C and Class I Shares, and for the comparative index and Lipper category average, are from 4/28/10. Since inception return for Class R6 Shares and Class T Shares are from 10/01/14 and 5/31/17, respectively. Since inception return for Class T Shares are cumulative. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class T Shares have a maximum 2.50% sales charge (Offering Price).

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I	Class T*
Gross Expense Ratios	0.99%	1.75%	0.67%	0.74%	0.99%
Net Expense Ratios	0.99%	1.74%	0.67%	0.74%	0.99%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2019 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.79% (1.35% after July 31, 2019) of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 Shares will be less than the expenses limitation. The expense limitation expiring July 31, 2019 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Class T Shares are not available for public offering.

Nuveen Symphony Floating Rate Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of September 30, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	1.86%	3.00%	3.65%	4.59%
Class A Shares at maximum Offering Price	(1.20)%	(0.09)%	3.02%	4.13%
Credit Suisse Leveraged Loan Index	2.77%	4.64%	4.17%	4.49%
Lipper Loan Participation Funds Classification Average	2.18%	3.75%	3.16%	3.55%

Class C Shares	1.52%	2.22%	2.87%	3.80%
Class I Shares	1.98%	3.20%	3.90%	4.85%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	2.08%	3.41%	3.96%
Class T Shares*	1.85%	N/A	2.46%
Class T Shares at maximum Offering Price*	(0.69)%	N/A	(0.10)%

Since inception returns for Class A, Class C and Class I Shares, and for the comparative index and Lipper category average, are from 5/02/11. Since inception return for Class R6 Shares and Class T Shares are from 1/28/15 and 5/31/17, respectively. Since inception return for Class T Shares are cumulative. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $500,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class T Shares have a maximum 2.50% sales charge (Offering Price).

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I	Class T*
Expense Ratios	0.99%	1.74%	0.66%	0.75%	0.99%
*	Class T Shares are not available for public offering.

Yields    as of March 31, 2018

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. If the fund did not receive a fee waiver/expense reimbursement during the period under its most recent agreement, subsidized and unsubsidized yields will be equal. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Symphony Credit Opportunities Fund

	Share Class
	Class A1	Class C	Class R6	Class I	Class T1
Dividend Yield	5.18%	4.66%	5.69%	5.68%	5.30%
SEC 30-Day Yield-Subsidized	5.39%	4.91%	6.19%	5.92%	5.53%
SEC 30-Day Yield-Unsubsidized	5.34%	4.87%	5.98%	5.86%	5.51%

Nuveen Symphony Floating Rate Income Fund

	Share Class
	Class A1	Class C	Class R6	Class I	Class T1
Dividend Yield	4.07%	3.43%	4.43%	4.44%	4.19%
SEC 30-Day Yield-Subsidized	3.77%	3.13%	4.37%	4.14%	3.79%
SEC 30-Day Yield-Unsubsidized	3.77%	3.13%	4.27%	4.14%	3.78%

1	The SEC Yield for Class A Shares and Class T Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Holding Summaries    as of March 31, 2018

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Symphony Credit Opportunities Fund

Fund Allocation

(% of net assets)

Corporate Bonds	80.0%
Variable Rate Senior Loan Interests	13.3%
Common Stocks	1.5%
Convertible Bonds	0.2%
Warrants	0.0%
Common Stock Rights	0.0%
Investment Companies	4.8%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Top Five Holdings

(% of net assets)

BMC Software Finance Inc.	2.9%
Scientific Games International Inc.	2.7%
CEVA Group PLC	1.4%
Advanced Micro Devices, Inc.	1.1%
Infor Software Parent LLC and Infor Software Parent, Inc.	1.0%

Portfolio Composition

(% of net assets)

Oil, Gas & Consumable Fuels	11.9%
Media	10.9%
Software	9.4%
Hotels, Restaurants & Leisure	8.9%
Diversified Telecommunication Services	4.7%
Containers & Packaging	4.3%
Wireless Telecommunication Services	3.2%
Commercial Services & Supplies	2.8%
Diversified Financial Services	2.4%
Equity Real Estate Investment Trusts	2.4%
Health Care Providers & Services	2.4%
IT Services	2.2%
Semiconductors & Semiconductor Equipment	2.0%
Chemicals	1.9%
Transportation Infrastructure	1.8%
Communications Equipment	1.5%
Energy Equipment & Services	1.4%
Diversified Consumer Services	1.4%
Other	19.5%
Investment Companies	4.8%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

BBB	4.2%
BB or Lower	94.3%
N/R (not rated)	1.5%
Total	100%

Holding Summaries as of March 31, 2018 (continued)

Nuveen Symphony Floating Rate Income Fund

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	83.2%
Corporate Bonds	14.3%
Common Stocks	0.9%
Warrants	0.0%
Common Stock Rights	0.0%
Investments Companies	7.0%
Other Assets Less Liabilities	(5.4)%
Net Assets	100%

Top Five Holdings

(% of net assets)

Burger King Corporation, Term Loan B3	2.4%
Dell International LLC, Refinancing Term Loan B	2.4%
Avolon, Repriced Term Loan B2	1.6%
Albertson’s LLC, Term Loan B4	1.5%
First Data Corporation, Term Loan, First Lien	1.5%

Portfolio Composition

(% of net assets)

Software	9.6%
Media	9.4%
Hotels, Restaurants & Leisure	8.6%
Health Care Providers & Services	6.9%
Diversified Telecommunication Services	6.2%
IT Services	4.3%
Technology Hardware, Storage & Peripherals	4.3%
Wireless Telecommunication Services	3.7%
Oil, Gas & Consumable Fuels	3.6%
Machinery	2.8%
Commercial Services & Supplies	2.7%
Containers & Packaging	2.7%
Food Products	2.3%
Equity Real Estate Investment Trusts	2.3%
Food & Staples Retailing	1.9%
Professional Services	1.8%
Aerospace & Defense	1.6%
Transportation Infrastructure	1.6%
Airlines	1.4%
Chemicals	1.4%
Other	19.3%
Investment Companies	7.0%
Other Assets Less Liabilities	(5.4)%
Net Assets	100%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

A	0.5%
BBB	20.5%
BB or Lower	77.7%
N/R (not rated)	1.3%
Total	100%

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2018.

The beginning of the period is October 1, 2017.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Symphony Credit Opportunities Fund

	Share Class
	Class A	Class C	Class R6	Class I	Class T*
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,006.00	$1,002.20	$1,007.80	$1,007.20	$1,006.00
Expenses Incurred During the Period	$5.00	$8.74	$3.15	$3.75	$5.00
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.95	$1,016.21	$1,021.79	$1,021.19	$1,019.95
Expenses Incurred During the Period	$5.04	$8.80	$3.18	$3.78	$5.04

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.00%, 1.75%, 0.63%, 0.75% and 1.00% for Classes A, C, R6, I and T, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

*	Class T Shares are not available for public offering.

Expense Examples (continued)

Nuveen Symphony Floating Rate Income Fund

	Share Class
	Class A	Class C	Class R6	Class I	Class T*
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.60	$1,015.20	$1,020.80	$1,019.80	$1,018.50
Expenses Incurred During the Period	$5.33	$9.09	$3.12	$4.08	$5.33
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.65	$1,015.91	$1,021.84	$1,020.89	$1,019.65
Expenses Incurred During the Period	$5.34	$9.10	$3.13	$4.08	$5.34

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.06%, 1.81%, 0.62%, 0.81% and 1.06% for Classes A, C, R6, I and T, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

*	Class T Shares are not available for public offering.

Symphony Credit Opportunities Fund

Portfolio of Investments    March 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 95.0%

	CORPORATE BONDS – 80.0%

	Aerospace & Defense – 0.2%

$1,700	DAE Funding LLC, 144A	4.500%	8/01/22	BB	$1,612,875

	Airlines – 0.4%

2,250	American Airlines Group Inc., 144A	4.625%	3/01/20	BB–	2,266,875

	Auto Components – 0.3%

2,140	Delphi Jersey Holdings, 144A	5.000%	10/01/25	BB	2,051,725

	Beverages – 0.6%

3,700	Cott Holdings Incorporated, 144A	5.500%	4/01/25	B1	3,653,750

	Building Products – 0.7%

3,410	Builders FirstSource, Inc., 144A	5.625%	9/01/24	B+	3,427,050

820	Masonite International Corporation, 144A	5.625%	3/15/23	BB+	843,575
4,230	Total Building Products				4,270,625

	Capital Markets – 1.2%

3,700	LPL Holdings Incorporated, 144A	5.750%	9/15/25	B+	3,652,640

3,825	MSCI Inc., 144A	4.750%	8/01/26	BB+	3,786,750
7,525	Total Capital Markets				7,439,390

	Chemicals – 1.9%

2,500	Alpha 3 BV / Alpha US Bidco, Inc., 144A	6.250%	2/01/25	CCC+	2,531,250

3,600	PQ Corporation.	5.750%	12/15/25	B	3,564,000

2,700	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 144A	5.375%	9/01/25	BB–	2,652,750

1,900	Valvoline, Inc.	5.500%	7/15/24	BB+	1,949,875

1,700	Venator Finance Sarl / Venator Materials Corp., 144A	5.750%	7/15/25	BB–	1,695,750
12,400	Total Chemicals				12,393,625

	Commercial Services & Supplies – 1.5%

2,700	Covanta Holding Corporation	5.875%	7/01/25	B1	2,619,000

1,000	Monitronics International Inc.	9.125%	4/01/20	CCC	766,700

2,700	Olympus Merger Sub, Inc., 144A	8.500%	10/15/25	B3	2,612,250

1,650	Ritchie Bros. Auctioneers Incorporated, 144A	5.375%	1/15/25	BB–	1,650,000

1,650	Tervita Escrow Corporation, 144A	7.625%	12/01/21	B	1,674,040
9,700	Total Commercial Services & Supplies				9,321,990

	Communications Equipment – 1.5%

5,050	CommScope Inc., 144A	5.500%	6/15/24	BB–	5,157,313

3,510	CommScope Technologies Finance LLC, 144A	6.000%	6/15/25	BB–	3,652,155

Symphony Credit Opportunities Fund (continued)

Portfolio of Investments    March 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Communications Equipment (continued)

$2,000	Nortel Networks Corp.	0.000%	7/15/11	N/R	$60,000

850	ViaSat Inc., 144A	5.625%	9/15/25	BB–	818,380
11,410	Total Communications Equipment				9,687,848

	Construction & Engineering – 1.0%

1,000	Cloud Crane LLC, 144A	10.125%	8/01/24	B	1,107,500

3,000	Great Lakes Dredge & Dock Corporation	8.000%	5/15/22	B–	3,075,000

2,250	Shea Homes LP, 144A	5.875%	4/01/23	BB–	2,278,125
6,250	Total Construction & Engineering				6,460,625

	Construction Materials – 0.1%

850	Summit Materials LLC/Summit Materials Finance Corporation, 144A	5.125%	6/01/25	BB	824,500

	Consumer Finance – 0.4%

2,000	Navient Corporation	6.625%	7/26/21	BB	2,080,000

850	Provident Funding Associates LP / PFG Finance Corp., 144A	6.375%	6/15/25	B+	853,188
2,850	Total Consumer Finance				2,933,188

	Containers & Packaging – 4.3%

4,670	Ardagh Packaging Finance PLC and Ardagh MP Holdings USA, Inc., 144A	4.625%	5/15/23	BB	4,687,512

4,400	Ardagh Packaging Finance PLC and Ardagh MP Holdings USA, Inc., 144A	6.000%	2/15/25	B	4,422,000

3,150	Cascades Inc., 144A	5.500%	7/15/22	BB–	3,169,687

1,775	Crown Americas LLC / Crown Americas Capital Corp VI.	4.750%	2/01/26	Ba3	1,717,313

2,000	Flex Acquisition Co, Inc., 144A	6.875%	1/15/25	CCC+	1,980,000

1,890	Graphic Packaging International, Inc.	4.125%	8/15/24	BB+	1,856,925

5,627	Reynolds Group, 144A	5.125%	7/15/23	B+	5,681,582

2,000	Sealed Air Corporation, 144A	5.125%	12/01/24	BB+	2,034,800

1,750	Sealed Air Corporation, 144A	5.500%	9/15/25	BB+	1,811,250
27,262	Total Containers & Packaging				27,361,069

	Diversified Consumer Services – 0.3%

2,250	Ahern Rentals Inc., 144A	7.375%	5/15/23	B–	2,188,125

	Diversified Financial Services – 2.2%

2,525	ASP AMC Merger Sub., Inc., 144A	8.000%	5/15/25	CCC+	2,367,188

3,500	Freedom Mortgage Corporation, 144A	8.125%	11/15/24	B2	3,587,500

3,150	Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp., 144A	5.250%	3/15/22	BB	3,150,000

3,150	Nationstar Mortgage LLC Capital Corporation	6.500%	8/01/18	B+	3,165,750

1,800	Travelport Corporate Finance PLC	6.000%	3/15/26	B+	1,806,750
14,125	Total Diversified Financial Services				14,077,188

	Diversified Telecommunication Services – 4.7%

3,000	CenturyLink Inc.	5.800%	3/15/22	BB	2,928,750

1,500	Cogent Communications Finance Inc., 144A	5.625%	4/15/21	B–	1,507,500

1,635	IntelSat Jackson Holdings	7.250%	10/15/20	CCC+	1,512,375

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Telecommunication Services (continued)

$3,330	IntelSat Jackson Holdings	5.500%	8/01/23	CCC+	$2,697,300

4,000	IntelSat Jackson Holdings	9.750%	7/15/25	CCC+	3,735,000

8,900	IntelSat Limited	7.750%	6/01/21	CCC–	4,895,000

12,435	IntelSat Limited	8.125%	6/01/23	CCC–	5,968,800

2,000	Level 3 Financing Inc.	5.375%	8/15/22	BB	2,000,000

1,455	Level 3 Financing Inc.	5.125%	5/01/23	BB	1,427,719

1,900	Qualitytech LP/QTS Finance Corp., 144A	4.750%	11/15/25	BB	1,781,250

1,400	Zayo Group LLC / Zayo Capital Inc., 144A	5.750%	1/15/27	B	1,366,750
41,555	Total Diversified Telecommunication Services				29,820,444

	Electrical Equipment – 0.2%

1,325	EnerSys, 144A	5.000%	4/30/23	BB+	1,346,531

	Electronic Equipment, Instruments & Components – 0.0%

280	TTM Technologies Inc., 144A	5.625%	10/01/25	BB	278,600

	Energy Equipment & Services – 1.4%

2,000	Bristow Group Inc.	8.750%	3/01/23	B+	2,020,000

2,000	Bristow Group, Inc.	6.250%	10/15/22	B–	1,620,000

3,000	Calfrac Holdings LP, 144A	7.500%	12/01/20	Caa1	2,951,250

1,300	Nabors Industries Inc.	5.500%	1/15/23	BB	1,270,893

1,300	Oceaneering International Inc.	6.000%	2/01/28	BBB	1,284,637
9,600	Total Energy Equipment & Services				9,146,780

	Equity Real Estate Investment Trusts – 2.4%

3,200	CyrusOne LP Finance.	5.000%	3/15/24	BB+	3,204,000

4,775	Gaming and Leisure Products Inc., GLP Capital LP Financing II Inc.	5.375%	4/15/26	BBB–	4,846,625

4,000	iStar Inc.	5.000%	7/01/19	BB	4,012,680

1,800	Lamar Media Corporation	5.750%	2/01/26	BB	1,865,250

1,700	SBA Communications Corporation	4.000%	10/01/22	B+	1,627,750
15,475	Total Equity Real Estate Investment Trusts				15,556,305

	Food & Staples Retailing – 0.4%

2,695	Performance Food Group, Incorporated, 144A	5.500%	6/01/24	BB–	2,708,475

	Food Products – 1.0%

1,820	Pilgrim’s Pride Corporation, 144A	5.750%	3/15/25	BB	1,767,675

1,800	Pinnacle Foods Finance LLC	5.875%	1/15/24	BB–	1,863,000

2,500	Post Holdings Inc., 144A	5.500%	3/01/25	B	2,462,500
6,120	Total Food Products				6,093,175

	Gas Utilities – 0.9%

2,760	Ferrellgas LP	6.500%	5/01/21	B–	2,642,700

3,300	Rockpoint Gas Storage Canada Ltd.	7.000%	3/31/23	BB–	3,295,875
6,060	Total Gas Utilities				5,938,575

Symphony Credit Opportunities Fund (continued)

Portfolio of Investments    March 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Health Care Equipment & Supplies – 0.5%

$850	AMN Healthcare, Inc., 144A	5.125%	10/01/24	Ba2	$847,875

1,500	Hill ROM Holdings Inc., 144A	5.000%	2/15/25	BB	1,486,875

820	Hologic Incorporated, 144A	4.375%	10/15/25	BB–	791,300
3,170	Total Health Care Equipment & Supplies				3,126,050

	Health Care Providers & Services – 2.4%

1,000	DJO Finco Inc. / DJO Finance LLC / DJO Finance Corporation, 144A	8.125%	6/15/21	CCC	1,002,500

609	Envision Healthcare Corporation, 144A	5.125%	7/01/22	B	605,955

2,000	HCA Inc.	5.875%	3/15/22	BBB–	2,107,500

1,425	HCA Inc.	5.875%	2/15/26	BB	1,449,937

2,250	HCA Inc.	5.250%	6/15/26	BBB–	2,279,250

2,365	HealthSouth Corporation	5.750%	11/01/24	B+	2,403,431

1,750	Molina Healthcare Inc., 144A	4.875%	6/15/25	BB–	1,631,875

1,000	Polaris Intermediate Corp., 144A	8.500%	12/01/22	B–	1,020,010

2,700	Wellcare Health Plans Inc.	5.250%	4/01/25	BB	2,710,125
15,099	Total Health Care Providers & Services				15,210,583

	Hotels, Restaurants & Leisure – 8.9%

3,750	1011778 BC ULC/New Red Finance Inc., 144A	4.250%	5/15/24	Ba3	3,581,250

1,865	Boyd Gaming Corporation	6.375%	4/01/26	B+	1,952,599

1,700	Boyne USA Inc., (WI/DD)	7.250%	5/01/25	B	1,744,625

2,600	Eldorado Resorts, Inc.	6.000%	4/01/25	B	2,639,000

940	Hilton Domestic Operating Company Inc.	4.250%	9/01/24	BB+	911,800

3,550	Interval Acquisition Corporation	5.625%	4/15/23	BB–	3,629,875

4,000	Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp., 144A	6.750%	11/15/21	B+	4,130,000

3,100	KFC Holding Co/ Pizza Hut Holdings LLC/ Taco Bell of America LLC, 144A	5.000%	6/01/24	BB	3,080,625

875	KFC Holding Co/ Pizza Hut Holdings LLC/ Taco Bell of America LLC	4.750%	6/01/27	BB	843,281

3,775	MGM Growth Properties Operating Partnership LP / MGP Escrow Co-Issuer, Inc.	5.625%	5/01/24	BB–	3,888,250

2,400	Penn National Gaming Inc., 144A	5.625%	1/15/27	B+	2,304,000

17,000	Scientific Games International Inc.	6.625%	5/15/21	CCC+	17,403,750

500	Scientific Games International Inc.	5.000%	10/15/25	Ba3	486,250

2,450	Silversea Cruise Finance Limited, 144A	7.250%	2/01/25	BB–	2,590,875

1,700	Station Casinos LLC, 144A	5.000%	10/01/25	B–	1,615,000

2,750	SugarHouse HSP Gaming Property Finance, 144A	5.875%	5/15/25	B–	2,619,375

3,400	Wyndham Hotels & Resorts Inc., (WI/DD)	5.375%	4/15/26	Ba2	3,400,000
56,355	Total Hotels Restaurants & Leisure				56,820,555

	Household Durables – 1.2%

1,000	Beazer Homes USA, Inc.	8.750%	3/15/22	B3	1,077,500

1,950	KB Home	7.000%	12/15/21	BB–	2,088,937

2,500	Tri Pointe Holdings Inc.	4.375%	6/15/19	BB–	2,506,250

1,800	William Lyon Homes Inc.	6.000%	9/01/23	B+	1,796,625
7,250	Total Household Durables				7,469,312

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Independent Power & Renewable Electricity Producers – 0.4%

$2,500	Pattern Energy Group Inc., 144A	5.875%	2/01/24	BB–	$2,556,250

	Insurance – 0.0%

200	Acrisure LLC / Acrisure Finance Inc., 144A	7.000%	11/15/25	CCC+	192,000

	Internet and Direct Marketing Retail – 0.4%

2,350	Netflix Incorporated, 144A	4.875%	4/15/28	B+	2,259,760

	Internet Software & Services – 0.3%

1,700	j2 Cloud LLC/Global Inc., 144A	6.000%	7/15/25	BB	1,740,375

	IT Services – 2.2%

2,750	Booz Allen Hamilton Inc., 144A	5.125%	5/01/25	B+	2,681,250

4,000	CDW LLC Finance	5.500%	12/01/24	BB–	4,171,200

2,000	First Data Corporation, 144A	5.375%	8/15/23	BB+	2,035,000

2,500	First Data Corporation, 144A	7.000%	12/01/23	B	2,628,125

2,350	First Data Corporation, 144A	5.000%	1/15/24	BB+	2,350,000
13,600	Total IT Services				13,865,575

	Leisure Products – 0.1%

500	Party City Holdco Inc.	6.125%	8/15/23	B2	509,375

	Life Sciences Tools & Services – 0.4%

2,750	Charles River Laboratories International Inc.	5.500%	4/01/26	BB+	2,794,687

	Machinery – 0.6%

1,450	Terex Corporation, 144A	5.625%	2/01/25	BB	1,451,813

2,400	USA Compression Partners LP / USA Compression Finance Corp	6.875%	4/01/26	BB–	2,436,000
3,850	Total Machinery				3,887,813

	Marine – 0.5%

3,020	Teekay Offshore Partners LP/Teekay Offshore Finance Corporation	6.000%	7/30/19	N/R	3,016,225

	Media – 9.7%

3,790	Altice US Finance I Corporation, 144A	5.375%	7/15/23	BB	3,839,270

2,375	CCO Holdings LLC Finance Corporation, 144A	5.125%	5/01/23	BB+	2,377,969

2,000	CCO Holdings LLC Finance Corporation, 144A	5.375%	5/01/25	BB+	1,970,000

570	CCO Holdings LLC Finance Corporation, 144A	5.750%	2/15/26	BB+	567,156

1,500	CCO Holdings LLC Finance Corporation, 144A	5.500%	5/01/26	BB+	1,468,125

4,000	Cequel Communication Holdings I, 144A	5.125%	12/15/21	B	3,985,000

725	Charter Communications, CCO Holdings LLC	4.000%	3/01/23	BB+	697,813

30,702	Clear Channel Communications Inc., (3), (4)	12.000%	8/01/21	N/R	—

500	Clear Channel Worldwide	7.625%	3/15/20	B–	496,250

2,000	CSC Holdings Inc., 144A	5.500%	4/15/27	Ba2	1,915,000

2,500	Dish DBS Corporation	5.875%	7/15/22	Ba3	2,387,500

1,500	Dish DBS Corporation	5.000%	3/15/23	Ba3	1,353,750

Symphony Credit Opportunities Fund (continued)

Portfolio of Investments    March 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Media (continued)

$1,925	Dish DBS Corporation	7.750%	7/01/26	Ba3	$1,811,906

1,750	E.W. Scripps Company, 144A	5.125%	5/15/25	BB–	1,627,500

1,890	Gray Television Inc., 144A	5.125%	10/15/24	B+	1,828,575

3,480	Hughes Satellite Systems Corporation	5.250%	8/01/26	BBB–	3,410,400

8,000	iHeartCommunications, Inc., 144A	11.250%	3/01/21	Caa2	6,040,000

31,633	iHeartCommunications, Inc., (cash 12.000%, PIK 2.000%)	14.000%	2/01/21	C	4,665,822

1,000	iHeartCommunications, Inc.	11.250%	3/01/21	Caa2	785,000

2,790	iHeartCommunications, Inc.	9.000%	3/01/21	Caa2	2,188,406

2,125	LIN Television Corporation	5.875%	11/15/22	B+	2,186,094

2,500	MHGE Parent LLC / MHGE Parent Finance, Inc., 144A, (cash 8.500%, PIK 9.250%)	8.500%	8/01/19	B	2,471,875

3,000	Neptune Finco Corporation, 144A	10.125%	1/15/23	B2	3,330,000

1,890	Nexstar Escrow Corporation, 144A	5.625%	8/01/24	B+	1,851,633

2,000	Quebecor Media Inc.	5.750%	1/15/23	B+	2,050,000

1,800	Sirius XM Radio Inc., 144A	5.375%	4/15/25	BB	1,786,500

1,600	Videotron Limited, 144A	5.125%	4/15/27	BB	1,568,000

750	Virgin Media Finance PLC, 144A	6.000%	10/15/24	B	742,500

2,300	Virgin Media Secured Finance, 144A	5.250%	1/15/26	BB+	2,213,750
122,595	Total Media				61,615,794

	Metals & Mining – 0.5%

1,250	Hudbay Minerals, Inc., 144A	7.250%	1/15/23	B+	1,296,875

820	Northwest Acquisition/Dominion Finco Inc. , 144A	7.125%	11/01/22	BB	836,400

850	Steel Dynamics Inc.	4.125%	9/15/25	BB+	809,625
2,920	Total Metals & Mining				2,942,900

	Mortgage Real Estate Investment Trusts – 0.3%

1,875	Starwood Property Trust	5.000%	12/15/21	BB–	1,912,500

	Oil, Gas & Consumable Fuels – 9.9%

2,650	Alta Mesa Holdings Finance	7.875%	12/15/24	B	2,759,312

7,915	California Resources Corporation, 144A	8.000%	12/15/22	CCC+	6,213,275

1,890	Callon Petroleum Company	6.125%	10/01/24	B+	1,933,092

2,700	Cheniere Energy Partners LP, 144A	5.250%	10/01/25	BB	2,662,875

2,083	Cobalt International Energy, Inc.	10.750%	12/01/21	N/R	2,275,678

1,337	Comstock Resources Inc., (cash 10.000%, PIK 12.250%)	10.000%	3/15/20	B3	1,373,767

4,346	Denbury Resources Inc.	9.250%	3/31/22	B	4,427,487

870	Denbury Resources Inc.	5.500%	5/01/22	CCC–	689,475

3,760	Diamondback Energy Inc.	4.750%	11/01/24	BB	3,717,700

3,000	EP Energy LLC and Everest Acquisition Finance, Inc.	9.375%	5/01/24	Caa2	2,133,750

2,000	FTS International Inc.	6.250%	5/01/22	B	2,005,000

3,710	Holly Energy Partners LP, 144A	6.000%	8/01/24	BB	3,784,200

3,400	MEG Energy Corporation, 144A	6.500%	1/15/25	BB+	3,298,000

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$1,850	Moss Creek Resources Holdings.	7.500%	1/15/26	B+	$1,865,633

2,350	Murphy Oil Corporation	6.875%	8/15/24	BBB–	2,449,875

1,750	Murphy Oil Corporation	5.750%	8/15/25	BBB–	1,723,750

1,000	NGL Energy Partners LP/Fin Co	5.125%	7/15/19	B+	997,500

1,890	Oasis Petroleum Inc.	6.500%	11/01/21	BB–	1,918,350

1,500	Parsley Energy LLC Finance Corporation, 144A	6.250%	6/01/24	BB–	1,554,375

750	Parsley Energy LLC Finance Corporation, 144A	5.250%	8/15/25	BB–	743,438

1,890	PDC Energy, Inc.	6.125%	9/15/24	BB–	1,927,800

4,000	Peabody Securities Finance Corporation, 144A	6.000%	3/31/22	BB	4,080,000

1,000	PetroBakken Energy Limited, 144A, (3)	8.625%	2/01/20	N/R	27,500

1,820	QEP Resources Inc.	5.625%	3/01/26	BB+	1,717,625

700	Rex Energy Corporation	8.000%	10/01/20	N/R	199,500

4,510	Sanchez Energy Corporation	6.125%	1/15/23	B–	3,289,481

1,320	Seven Generations Energy Limited, 144A	5.375%	9/30/25	Ba3	1,260,600

2,000	Whiting Petroleum Corporation	5.750%	3/15/21	BB–	2,019,960
67,991	Total Oil, Gas & Consumable Fuels				63,048,998

	Paper & Forest Products – 0.5%

950	Louisiana Pacific Corporation	4.875%	9/15/24	BB+	952,375

2,250	Norbord Inc., 144A	6.250%	4/15/23	BB+	2,368,125
3,200	Total Paper & Forest Products				3,320,500

	Pharmaceuticals – 0.3%

1,875	Catalent Pharma Solutions Inc., 144A	4.875%	1/15/26	B+	1,828,125

	Professional Services – 0.8%

4,975	Nielsen Finance LLC Co	5.000%	4/15/22	BB+	4,971,120

	Real Estate Management & Development – 0.4%

2,700	Howard Hughes Corporation, 144A	5.375%	3/15/25	Ba3	2,666,250

	Semiconductors & Semiconductor Equipment – 2.0%

2,756	Advanced Micro Devices, Inc.	7.500%	8/15/22	B	3,004,040

6,575	Advanced Micro Devices, Inc.	7.000%	7/01/24	B	6,903,750

1,820	Entegris Inc., 144A	4.625%	2/10/26	BB–	1,774,700

825	Versum Materials, Inc., 144A	5.500%	9/30/24	BB+	853,875
11,976	Total Semiconductors & Semiconductor Equipment				12,536,365

	Software – 5.1%

3,435	Avaya Inc., (4)	7.000%	4/01/19	N/R	—

11,050	Avaya Inc., (4)	10.500%	3/01/21	N/R	—

2,000	Blackboard Inc., 144A	9.750%	10/15/21	CCC	1,700,000

18,720	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	18,696,600

Symphony Credit Opportunities Fund (continued)

Portfolio of Investments    March 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon			Maturity	Ratings (2)	Value

	Software (continued)

$2,043	Boxer Parent Company Inc./BMC Software, 144A, (cash 9.000%, PIK 9.750%)	9.000%			10/15/19	CCC+	$2,043,000

6,550	Infor Software Parent LLC and Infor Software Parent Inc., 144A, (cash 7.125%, PIK 7.875%)	7.125%			5/01/21	CCC	6,615,500

900	Nuance Communications Inc.	5.625%			12/15/26	BB–	884,250

1,050	SS&C Technologies Holdings, Inc.	5.875%			7/15/23	B+	1,106,175

1,600	Symantec Corporation, 144A	5.000%			4/15/25	Baa3	1,613,169
47,348	Total Software						32,658,694

	Technology Hardware, Storage & Peripherals – 0.5%

3,200	Diamond 1 Finance Corporation / Diamond 2 Finance Corporation, 144A	5.450%			6/15/23	BBB–	3,390,932

	Trading Companies & Distributors – 0.6%

1,700	Ashtead Capital Inc., 144A	4.125%			8/15/25	BBB–	1,632,000

1,425	BMC East LLC, 144A	5.500%			10/01/24	BB–	1,425,000

700	H&E Equipment Services Inc.	5.625%			9/01/25	BB–	706,125
3,825	Total Trading Companies & Distributors						3,763,125

	Transportation Infrastructure – 1.4%

8,950	CEVA Group PLC, 144A	7.000%			3/01/21	B–	8,771,000

	Wireless Telecommunication Services – 2.5%

2,000	Altice Financing SA, 144A	6.625%			2/15/23	BB–	1,980,000

5,600	Sprint Communications Inc.	7.000%			8/15/20	B+	5,824,000

5,550	Sprint Corporation	7.875%			9/15/23	B+	5,667,938

200	Syniverse Holdings Inc.	9.125%			1/15/19	CCC+	199,000

2,200	UPCB Finance Limited, 144A	5.375%			1/15/25	BB	2,123,000
15,550	Total Wireless Telecommunication Services						15,793,938
$603,076	Total Corporate Bonds (cost $543,199,622)						510,101,084

Principal Amount (000)	Description (1)	Coupon (5)	Reference Rate (5)	Spread (5)	Maturity (6)	Ratings (2)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 13.3% (5)

	Aerospace & Defense – 1.1%

$1,225	Sequa Corporation, Term Loan, Second Lien	10.753%	3-Month LIBOR	9.000%	4/28/22	CCC	$1,246,460

5,515	Sequa Corporation, Term Loan B	7.071%	3-Month LIBOR	5.000%	11/28/21	B	5,595,190
6,740	Total Aerospace & Defense						6,841,650

	Banks – 0.7%

4,254	Freedom Mortgage Corporation, Term Loan B	6.611%	1-Month LIBOR	4.750%	2/23/22	B+	4,307,454

	Commercial Services & Supplies – 1.3%

3,571	iQor US, Inc., Term Loan, First Lien	6.695%	3-Month LIBOR	5.000%	4/01/21	B	3,586,857

4,704	Skillsoft Corporation, Initial Term Loan, First Lien	6.398%	1-Month LIBOR	4.750%	4/28/21	B–	4,554,609
8,275	Total Commercial Services & Supplies						8,141,466

Principal Amount (000)	Description (1)	Coupon (5)	Reference Rate (5)	Spread (5)	Maturity (6)	Ratings (2)	Value

	Diversified Consumer Services – 0.9%

$2,758	Cengage Learning Acquisitions, Inc., Term Loan B	6.036%	1-Month LIBOR	4.250%	6/07/23	B	$2,520,938

708	Education Management LLC, Tranche A, Term Loan, (3)	0.000%	N/A	N/A	7/02/20	N/R	164,086

1,595	Education Management LLC, Tranche B, Term Loan, (3)	0.000%	N/A	N/A	7/02/20	N/R	22,932

3,095	Laureate Education, Inc., New Term Loan	5.377%	1-Month LIBOR	3.500%	4/26/24	B2	3,115,427
8,156	Total Diversified Consumer Services						5,823,383

	Diversified Financial Services – 0.2%

54	Fieldwood Energy LLC, DIP Term Loan, (8)	1.000%	N/A	N/A	8/15/18	N/R	53,428

1,646	Veritas US, Inc., Term Loan B1	6.802%	3-Month LIBOR	4.500%	1/27/23	B+	1,641,839
1,700	Total Diversified Financial Services						1,695,267

	Energy Equipment & Services – 0.0%

11	Ocean Rig UDW, Inc., Term Loan	8.000%	N/A	N/A	9/20/24	B	11,317

	Health Care Equipment & Supplies – 0.6%

2,148	Onex Carestream Finance LP, Term Loan, First Lien	5.877%	1-Month LIBOR	4.000%	6/07/19	B1	2,163,245

1,506	Onex Carestream Finance LP, Term Loan, Second Lien	10.377%	1-Month LIBOR	8.500%	12/07/19	B–	1,506,041
3,654	Total Health Care Equipment & Supplies						3,669,286

	Household Products – 0.4%

1,995	Revlon Consumer Products Corporation, Term Loan B, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	B3	1,577,666

1,000	Serta Simmons Holdings LLC, Term Loan, Second Lien	9.711%	1-Month LIBOR	8.000%	11/08/24	Caa1	805,000
2,995	Total Household Products						2,382,666

	Insurance – 0.3%

1,980	Acrisure LLC, Term Loan B	5.991%	3-Month LIBOR	4.250%	11/22/23	B	2,008,266

	Internet Software & Services – 0.6%

3,970	Ancestry.com, Inc., Term Loan, First Lien	5.130%	1-Month LIBOR	3.250%	10/19/23	B	3,996,492

	Media – 1.2%

2,970	Affinion Group Holdings, Inc., Term Loan, First Lien	9.561%	3-Month LIBOR	7.750%	5/10/22	B2	3,086,944

1,000	Catalina Marketing Corporation, Term Loan, Second Lien	8.627%	1-Month LIBOR	6.750%	4/11/22	Caa1	220,000

645	Clear Channel Communications, Inc., Tranche D, Term Loan, (WI/DD), (3)	TBD	TBD	TBD	TBD	Caa2	511,816

2,494	Cumulus Media, Inc., Term Loan B, (3)	4.900%	1-Month LIBOR	3.250%	12/23/20	N/R	2,107,392

1,979	Getty Images, Inc., Term Loan B, First Lien	5.802%	3-Month LIBOR	3.500%	10/18/19	B3	1,900,710
9,088	Total Media						7,826,862

	Oil, Gas & Consumable Fuels – 1.5%

37	Energy and Exploration Partners, Term Loan, Second Lien, (3)	5.000%	N/A	N/A	5/13/22	N/R	553

1,263	Fieldwood Energy LLC, Term Loan, First Lien, (3)	8.877%	1-Month LIBOR	7.000%	8/31/20	D	1,258,882

922	Fieldwood Energy LLC, Term Loan, Second Lien, (3)	0.000%	N/A	N/A	9/30/20	D	193,548

3,855	Fieldwood Energy LLC, Term Loan, Second Lien, (cash 7.002%, PIK 2.000%), (3)	9.002%	1-Month LIBOR	7.125%	9/30/20	D	3,705,170

Symphony Credit Opportunities Fund (continued)

Portfolio of Investments    March 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon (5)	Reference Rate (5)	Spread (5)	Maturity (6)	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$783	Harvey Gulf International Marine, Inc., Term Loan A, (WI/DD)	TBD	TBD	TBD	TBD	D	$342,620

2,682	Harvey Gulf International Marine, Inc., Term Loan B, (DD1), (3)	0.000%	N/A	N/A	6/18/20	D	1,162,072

3,894	Seadrill Partners LLC, Initial Term Loan	8.302%	3-Month LIBOR	6.000%	2/21/21	CCC+	3,285,970
13,436	Total Oil, Gas & Consumable Fuels						9,948,815

	Software – 3.4%

2,284	Blackboard, Inc., Term Loan B4	6.734%	3-Month LIBOR	5.000%	6/30/21	B	2,137,970

3,465	Compuware Corporation, Term Loan B3	5.130%	1-Month LIBOR	3.500%	12/15/21	B	3,513,027

3,755	Ellucian, Term Loan B, First Lien	5.552%	3-Month LIBOR	3.250%	9/30/22	B	3,770,450

3,960	Greeneden U.S. Holdings II LLC, Term Loan B	5.802%	3-Month LIBOR	3.500%	12/01/23	B	3,987,375

2,977	Kronos Incorporated, Term Loan B	4.880%	2-Month LIBOR	3.000%	11/20/23	B	2,999,995

5,080	Tibco Software, Inc., Term Loan, First Lien	5.380%	1-Month LIBOR	3.500%	12/04/20	B1	5,103,897
21,521	Total Software						21,512,714

	Transportation Infrastructure – 0.4%

119	Ceva Group PLC, Canadian Term Loan	7.272%	3-Month LIBOR	5.500%	3/19/21	B–	117,057

689	Ceva Group PLC, Dutch B.V., Term Loan	7.272%	3-Month LIBOR	5.500%	3/19/21	B–	678,928

681	Ceva Group PLC, Synthetic Letter of Credit Term Loan	6.500%	N/A	N/A	3/19/21	B–	670,636

951	Ceva Group PLC, US Term Loan	7.272%	3-Month LIBOR	5.500%	3/19/21	B–	936,453
2,440	Total Transportation Infrastructure						2,403,074

	Wireless Telecommunication Services – 0.7%

4,200	Syniverse Holdings, Inc., Tranche Term Loan C	6.718%	1-Month LIBOR	5.000%	3/09/23	B	4,253,361
$92,420	Total Variable Rate Senior Loan Interests (cost $89,828,839)						84,822,073

Shares	Description (1)						Value

	COMMON STOCKS – 1.5%

	Diversified Consumer Services – 0.2%

180,828	Cengage Learning Holdings II LP, (7)						$964,356

	Energy Equipment & Services – 0.0%

2,418	Ocean Rig UDW Inc., (7)						61,006

	Media – 0.0%

9,292	Tribune Media Company						929

	Oil, Gas & Consumable Fuels – 0.3%

5,500	Comstock Resources Inc.						40,205

48,525	Linn Energy Incorporated, (7)						1,865,301
	Total Oil, Gas & Consumable Fuels						1,905,506

	Software – 0.9%

261,560	Avaya Holdings Corporation, (7)						5,858,944

Shares	Description (1)					Value

	Specialty Retail – 0.1%

11,975	Gymboree Corporation, (4), (7)					$198,851

32,604	Gymboree Corporation, (7)					619,476
	Total Specialty Retail					818,327
	Total Common Stocks (cost $18,013,147)					9,609,068

Principal Amount (000)	Description (1)	Coupon		Maturity	Rating (2)	Value

	CONVERTIBLE BONDS – 0.2%

	Oil, Gas & Consumable Fuels – 0.2%

$989	Denbury Resources Inc.	3.500%		3/31/24	N/R	$1,221,999
	Total Convertible Bonds (cost $863,684)					1,221,999

Shares	Description (1)					Value

	WARRANTS – 0.0%

45,063	Avaya Holdings Corp					$247,847
	Total Warrants (cost $4,643,893)					247,847

Shares	Description (1)					Value

	COMMON STOCK RIGHTS – 0.0%

	Banks – 0.0%

780	Freeport Energy Inc.					$18,197

779	Freeport Energy Inc., (7)					18,174
	Total Common Stock Rights (cost $36,371)					36,371
	Total Long-Term Investments (cost $656,585,556)					606,038,442

Shares	Description (1)	Coupon				Value

	SHORT-TERM INVESTMENTS – 4.8%

	INVESTMENTS COMPANIES – 4.8%

30,676,801	BlackRock Liquidity Funds T-Fund Portfolio, (9)	1.553	% (10)			$30,676,801
	Total Short-Term Investments (cost $30,676,801)					30,676,801
	Total Investments (cost $687,262,357) – 99.8%					636,715,243
	Other Assets Less Liabilities – 0.2% (11)					1,198,056
	Net Assets – 100%					$637,913,299

Investments in Derivatives

Credit Default Swaps – OTC Cleared

Referenced Entity	Buy/Sell Protection (12)	Notional Amount	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
CenturyLink, Inc.	Buy	$2,650,000	1.000%	Quarterly	6/20/23	$393,319	$359,836	$33,483	$1,068

Symphony Credit Opportunities Fund (continued)

Portfolio of Investments    March 31, 2018

(Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(6)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(7)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(8)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment. See Notes to Financial Statements, Note 8 – Senior Loan Commitments for more information.

(9)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(10)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(11)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(12)	The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning that referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DDI	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable

PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Symphony Floating Rate Income Fund

Portfolio of Investments    March 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	LONG-TERM INVESTMENTS – 98.4%

	VARIABLE RATE SENIOR LOAN INTERESTS – 83.2% (2)

	Aerospace & Defense – 1.6%

$4,987	MacDonald, Dettwiler and Associates, Ltd., Term Loan B	4.630%	1-Month LIBOR	2.750%	10/04/24	BB	$5,002,463

4,282	Sequa Corporation, Term Loan, Second Lien	10.753%	3-Month LIBOR	9.000%	4/28/22	CCC	4,358,559

14,328	Sequa Corporation, Term Loan B	7.071%	3-Month LIBOR	5.000%	11/28/21	B	14,536,646

11,683	Transdigm, Inc., Term Loan F	4.773%	1-Month LIBOR	2.750%	6/09/23	Ba2	11,729,314
35,280	Total Aerospace & Defense						35,626,982

	Air Freight & Logistics – 0.3%

1,684	PAE Holding Corporation, Term Loan B	7.494%	2-Month LIBOR	5.500%	10/20/22	B+	1,697,045

4,266	XPO Logistics, Inc., Term Loan B	3.920%	3-Month LIBOR	2.000%	2/24/25	BB+	4,286,779
5,950	Total Air Freight & Logistics						5,983,824

	Airlines – 1.4%

9,177	American Airlines, Inc., Replacement Term Loan	3.875%	1-Month LIBOR	2.000%	6/27/20	BB+	9,202,053

2,474	American Airlines, Inc., Replacement Term Loan	3.740%	1-Month LIBOR	2.000%	10/10/21	BB+	2,481,455

4,965	American Airlines, Inc., Term Loan B	3.877%	1-Month LIBOR	2.000%	4/28/23	BB+	4,970,586

12,945	American Airlines, Inc., Term Loan B	3.777%	1-Month LIBOR	2.000%	12/14/23	BB+	12,969,698

1,484	United Air Lines, Inc., Term Loan B	3.772%	3-Month LIBOR	2.000%	4/01/24	Baa3	1,492,729
31,045	Total Airlines						31,116,521

	Auto Components – 0.1%

1,769	American Tire Distributors, Inc., Term Loan, First Lien	6.244%	2-Month LIBOR	4.250%	9/01/21	B3	1,794,311

	Automobiles – 0.1%

2,037	Chrysler Group LLC, Term Loan	3.860%	1-Month LIBOR	2.000%	12/31/18	Baa2	2,046,393

172	DexKo Global, Inc., Term Loan B, (8)	5.802%	3-Month LIBOR	3.500%	7/24/24	B1	173,595

1,247	DexKo Global, Inc., Term Loan B	5.802%	3-Month LIBOR	3.500%	7/24/24	B1	1,260,709
3,456	Total Automobiles						3,480,697

	Biotechnology – 0.5%

10,885	Grifols, Inc., Term Loan B	3.986%	1-Week LIBOR	2.250%	1/31/25	BB	10,935,816

	Building Products – 1.0%

1,500	Ply Gem Industries, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B	1,492,500

19,434	Quikrete Holdings, Inc., Term Loan B	4.627%	1-Month LIBOR	2.750%	11/15/23	BB–	19,540,466
20,934	Total Building Products						21,032,966

	Capital Markets – 0.5%

10,735	RPI Finance Trust, Term Loan B6	4.302%	3-Month LIBOR	2.000%	3/27/23	BBB–	10,798,121

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments    March 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Chemicals – 1.4%

$1,244	Ineos US Finance LLC, Term Loan	3.877%	1-Month LIBOR	2.000%	4/01/24	BBB–	$1,248,793

5,339	Mineral Technologies, Inc., Term Loan B2	4.750%	N/A	N/A	5/07/21	BB+	5,412,085

639	Platform Specialty Products Corporation, Tranche B6, Term Loan	4.877%	1-Month LIBOR	3.000%	6/07/23	BB–	643,714

1,720	PQ Corporation, Term Loan B	4.291%	3-Month LIBOR	2.500%	2/08/25	BB–	1,729,106

603	Tronox Finance LLC, Blocked Dollar Term Loan	5.302%	3-Month LIBOR	3.000%	9/23/24	BB–	609,171

1,392	Tronox Finance LLC, Term Loan B	5.302%	3-Month LIBOR	3.000%	9/23/24	BB–	1,405,779

15,010	Univar, Inc., Term Loan B	4.377%	1-Month LIBOR	2.500%	7/01/24	BB	15,128,985

1,474	W.R Grace & Co., Term Loan B1, (WI/DD)	TBD	TBD	TBD	TBD	BBB–	1,480,132

2,526	W.R Grace & Co., Term Loan B2, (WI/DD)	TBD	TBD	TBD	TBD	BBB–	2,537,368
29,947	Total Chemicals						30,195,133

	Commercial Services & Supplies – 2.3%

15,215	ADS Waste Holdings, Inc., Term Loan B, (DD1)	3.981%	1-Week LIBOR	2.250%	11/10/23	BB+	15,275,707

2,000	Filtration Group, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B–	1,995,000

2,000	Gopher Resource LLC, Term Loan B	5.478%	6-Month LIBOR	3.250%	3/06/25	B	2,021,250

7,435	iQor US, Inc., Term Loan, First Lien	6.695%	3-Month LIBOR	5.000%	4/01/21	B	7,468,719

417	iQor US, Inc., Term Loan, Second Lien	10.445%	3-Month LIBOR	8.750%	4/01/22	CCC+	402,708

1,742	KAR Auction Services, Inc., Term Loan B5	4.813%	3-Month LIBOR	2.500%	3/09/23	Ba2	1,753,103

4,042	Monitronics International, Inc., Term Loan B2, First Lien	7.802%	3-Month LIBOR	5.500%	9/30/22	B2	3,946,221

5,700	Protection One, Inc., Term Loan	4.627%	1-Month LIBOR	2.750%	5/02/22	BB–	5,750,697

8,924	Skillsoft Corporation, Initial Term Loan, First Lien	6.398%	1-Month LIBOR	4.750%	4/28/21	B–	8,641,754

3,240	West Corporation, Term Loan B, (DD1)	5.877%	1-Month LIBOR	4.000%	10/10/24	BB+	3,274,096
50,715	Total Commercial Services & Supplies						50,529,255

	Communications Equipment – 0.4%

4,136	Colorado Buyer, Inc., Term Loan, First Lien	4.780%	3-Month LIBOR	3.000%	5/01/24	Ba3	4,144,108

1,875	Colorado Buyer, Inc., Term Loan, Second Lien	9.030%	3-Month LIBOR	7.250%	5/01/25	B3	1,879,574

1,689	CommScope, Inc., Term Loan B	3.877%	1-Month LIBOR	2.000%	12/29/22	Baa3	1,700,775
7,700	Total Communications Equipment						7,724,457

	Construction & Engineering – 0.5%

4,000	Aecom Technology Corporation, Term Loan B	3.627%	1-Month LIBOR	1.750%	3/16/25	BBB–	4,010,840

2,250	KBR, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B+	2,238,750

2,495	Pike Corp., Term Loan B	5.390%	1-Month LIBOR	3.500%	3/12/25	B	2,522,009

3,047	Traverse Midstream Partners, Term Loan B	5.850%	6-Month LIBOR	4.000%	9/27/24	B	3,068,809
11,792	Total Construction & Engineering						11,840,408

	Containers & Packaging – 1.9%

6,189	Berry Global, Inc., Term Loan R, (DD1)	3.740%	1-Month LIBOR	2.000%	1/19/24	BBB–	6,220,241

1,675	Berry Global, Inc., Term Loan Q	3.823%	1-Month LIBOR	2.000%	10/01/22	BBB–	1,685,085

3,667	Crown Americas, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	Baa2	3,704,532

29,122	Reynolds Group Holdings, Inc., Term Loan, First Lien	4.627%	1-Month LIBOR	2.750%	2/05/23	B+	29,300,244
40,653	Total Containers & Packaging						40,910,102

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Distributors – 0.3%

$1,335	American Seafoods Group LLC, Term Loan B	4.650%	1-Month LIBOR	2.750%	8/21/23	BB–	$1,337,399

6,203	Atotech, Initial Term Loan B1	5.302%	3-Month LIBOR	3.000%	1/31/24	B1	6,256,627
7,538	Total Distributors						7,594,026

	Diversified Consumer Services – 1.1%

15,384	Cengage Learning Acquisitions, Inc., Term Loan B	6.036%	1-Month LIBOR	4.250%	6/07/23	B	14,060,677

245	Education Management LLC, Tranche A, Term Loan, (5)	0.000%	N/A	N/A	7/02/20	N/R	56,693

551	Education Management LLC, Tranche B, Term Loan, (5)	0.000%	N/A	N/A	7/02/20	N/R	7,923

4,446	Houghton Mifflin, Term Loan B, First Lien	4.877%	1-Month LIBOR	3.000%	5/28/21	B	4,073,672

4,597	Laureate Education, Inc., New Term Loan	5.377%	1-Month LIBOR	3.500%	4/26/24	B+	4,628,034

1,398	Vertiv Co.,Term Loan B	5.670%	1-Month LIBOR	4.000%	11/30/23	Ba3	1,406,212
26,621	Total Diversified Consumer Services						24,233,211

	Diversified Financial Services – 1.0%

71	Fieldwood Energy LLC, DIP Term Loan, (8)	1.000%	N/A	N/A	8/15/18	N/R	69,695

6,259	Fly Funding II S.a r.l., Term Loan B	3.800%	3-Month LIBOR	2.000%	2/09/23	BB+	6,268,975

2,437	Freedom Mortgage Corporation, Term Loan B	6.611%	1-Month LIBOR	4.750%	2/23/22	B+	2,467,812

2,622	Ocwen Financial Corporation, Term Loan B, First Lien	6.786%	1-Month LIBOR	5.000%	12/05/20	B+	2,645,085

9,745	Veritas US, Inc., Term Loan B1	6.802%	3-Month LIBOR	4.500%	1/27/23	B+	9,720,304
21,134	Total Diversified Financial Services						21,171,871

	Diversified Telecommunication Services – 4.5%

25,345	CenturyLink, Inc., Term Loan B	4.627%	1-Month LIBOR	2.750%	1/31/25	BBB–	24,972,457

1,481	CenturyLink, Inc., Initial Term A Loan	4.627%	1-Month LIBOR	2.750%	11/01/22	BBB–	1,478,473

6,542	Frontier Communications Corporation, Term Loan B	5.630%	1-Month LIBOR	3.750%	6/15/24	BB	6,471,544

7,706	Greeneden U.S. Holdings II LLC, Term Loan B	5.802%	3-Month LIBOR	3.500%	12/01/23	B	7,759,956

3,312	Intelsat Jackson Holdings, S.A., Term Loan B4	6.456%	3-Month LIBOR	4.500%	1/02/24	B1	3,413,463

21,607	Intelsat Jackson Holdings, S.A., Term Loan B	5.706%	3-Month LIBOR	3.750%	11/30/23	B1	21,653,327

5,299	Intelsat Jackson Holdings, S.A., Term Loan B5	6.625%	N/A	N/A	1/02/24	B1	5,376,098

8,473	Level 3 Financing, Inc., Tranche B, Term Loan	4.111%	1-Month LIBOR	2.250%	2/22/24	BBB–	8,498,609

990	Lumos Networks, Delayed Draw Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B	995,768

2,273	Presidio, Inc., Term Loan B	4.450%	1-Month LIBOR	2.750%	2/02/24	B+	2,284,040

666	WideOpenWest Finance LLC, Term Loan B	5.104%	1-Month LIBOR	3.250%	8/18/23	B	653,589

2,655	Windstream Corporation, Term Loan B6	5.810%	1-Month LIBOR	4.000%	3/29/21	BB	2,560,970

10,523	Ziggo B.V., Term Loan E	4.277%	1-Month LIBOR	2.500%	4/15/25	BB	10,460,685
96,872	Total Diversified Telecommunication Services						96,578,979

	Electric Utilities – 0.7%

1,355	EFS Cogen Holdings LLC, Term Loan B	5.560%	3-Month LIBOR	3.250%	6/28/23	BB	1,367,523

1,612	Helix Generation, Term Loan B	5.627%	1-Month LIBOR	3.750%	6/03/24	BB	1,630,584

3,704	Vistra Operations Co., Term Loan B2	4.075%	1-Month LIBOR	2.250%	12/14/23	BB+	3,730,460

1,314	Vistra Operations Co., Term Loan C	4.377%	1-Month LIBOR	2.500%	8/04/23	BB+	1,324,355

7,397	Vistra Operations Co., Term Loan B	4.377%	1-Month LIBOR	2.500%	8/04/23	BB+	7,454,463
15,382	Total Electric Utilities						15,507,385

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments    March 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Electrical Equipment – 0.3%

$1,449	MTS Systems, Term Loan B	4.990%	1-Month LIBOR	3.250%	7/05/23	BB–	$1,462,296

2,493	TTM Technologies, Term Loan B, (DD1)	4.377%	1-Month LIBOR	2.500%	9/28/24	BB+	2,502,706

1,763	Zebra Technologies Corporation, Term Loan B	3.753%	3-Month LIBOR	2.000%	10/27/21	BB	1,774,019
5,705	Total Electrical Equipment						5,739,021

	Energy Equipment & Services – 0.2%

4,389	Diversey, Inc., Term Loan B	4.994%	2-Month LIBOR	3.000%	9/06/24	B1	4,388,100

717	Dynamic Energy Services International LLC, Term Loan, (cash 15.278%, PIK 13.500%)	15.278%	3-Month LIBOR	13.500%	6/06/18	N/R	254,531

312	Ocean Rig UDW, Inc., Term Loan	8.000%	N/A	N/A	9/20/24	B	327,228
5,418	Total Energy Equipment & Services						4,969,859

	Equity Real Estate Investment Trusts – 1.8%

6,579	Communications Sales & Leasing, Inc., Shortfall Term Loan	4.877%	1-Month LIBOR	3.000%	10/24/22	BB+	6,362,869

8,500	GLP Capital, Term Loan A1	3.286%	1-Month LIBOR	1.500%	7/31/20	BBB–	8,439,778

8,000	Realogy Group LLC, Term Loan A	3.711%	1-Month LIBOR	2.000%	10/23/20	BB+	8,010,040

2,134	Realogy Group LLC, Term Loan B	3.961%	1-Month LIBOR	2.250%	2/08/25	BB+	2,149,257

13,675	Walter Investment Management Corp., Tranche Term Loan B, (5)	7.877%	1-Month LIBOR	6.000%	6/30/22	Caa2	13,338,756
38,888	Total Equity Real Estate Investment Trusts						38,300,700

	Food & Staples Retailing – 1.9%

427	Albertson’s LLC, Term Loan B5	5.292%	3-Month LIBOR	3.000%	12/21/22	Ba2	422,660

3,182	Albertson’s LLC, Term Loan B6	4.956%	3-Month LIBOR	3.000%	6/22/23	Ba2	3,144,748

33,595	Albertson’s LLC, Term Loan B4	4.627%	1-Month LIBOR	2.750%	8/25/21	Ba2	33,230,713

814	BJ’s Wholesale Club, Inc., Term Loan B, First Lien	5.191%	1-Month LIBOR	3.500%	2/03/24	B–	814,262

1,920	Del Monte Foods Company, Term Loan, First Lien	5.158%	N/A	N/A	2/18/21	Caa1	1,653,936

2,066	Save-A-Lot, Term Loan B	7.877%	1-Month LIBOR	6.000%	12/05/23	B2	1,806,869
42,004	Total Food & Staples Retailing						41,073,188

	Food Products – 2.3%

2,000	C.H. Guenther, Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	B	2,007,500

4,284	Chobani, Inc., Term Loan B	5.377%	1-Month LIBOR	3.500%	10/10/23	B1	4,310,410

3,396	Hearthside Group Holdings LLC, Term Loan B	4.877%	1-Month LIBOR	3.000%	6/02/21	B1	3,414,543

5,045	Jacobs Douwe Egberts, Term Loan B	4.063%	3-Month LIBOR	2.250%	7/04/22	BB	5,071,631

4,773	Keurig Green Mountain, Inc., Term Loan A, First Lien	3.250%	1-Week LIBOR	1.500%	3/03/21	BBB–	4,773,600

1,336	Pinnacle Foods Finance LLC, Term Loan B	3.377%	1-Month LIBOR	1.750%	2/02/24	BB+	1,343,833

28,651	US Foods, Inc., Term Loan B	4.377%	1-Month LIBOR	2.500%	6/27/23	BBB–	28,874,184
49,485	Total Food Products						49,795,701

	Health Care Equipment & Supplies – 0.6%

2,815	Acelity, Term Loan B	5.552%	3-Month LIBOR	3.250%	2/02/24	B1	2,831,381

2,288	Carestream Dental Equipment, Inc., Initial Term Loan, First Lien	5.552%	3-Month LIBOR	3.250%	9/01/24	B	2,300,663

1,305	ConvaTec, Inc., Term Loan B	4.552%	3-Month LIBOR	2.250%	10/25/23	BB	1,308,844

1,346	Greatbatch, New Term Loan B	4.990%	1-Month LIBOR	3.250%	10/27/22	B+	1,359,249

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Health Care Equipment & Supplies (continued)

$4,550	Onex Carestream Finance LP, Term Loan, First Lien	5.877%	1-Month LIBOR	4.000%	6/07/19	B1	$4,582,231

1,700	Onex Carestream Finance LP, Term Loan, Second Lien	10.377%	1-Month LIBOR	8.500%	12/07/19	B–	1,699,591
14,004	Total Health Care Equipment & Supplies						14,081,959

	Health Care Providers & Services – 4.7%

2,377	Acadia Healthcare, Inc., Term Loan B3	4.377%	1-Month LIBOR	2.500%	2/11/22	Ba2	2,399,871

1,489	Air Medical Group Holdings, Inc., Term Loan B	4.936%	1-Month LIBOR	3.250%	4/28/22	B1	1,496,874

3,990	Air Medical Group Holdings, Inc., Term Loan B	6.015%	1-Month LIBOR	4.250%	3/14/25	B1	4,029,282

1,493	Albany Molecular Research, Inc., Initial Term Loan, First Lien	5.127%	1-Month LIBOR	3.250%	8/30/24	B	1,499,030

1,089	Community Health Systems, Inc., Term Loan G	4.734%	3-Month LIBOR	3.000%	12/31/19	B2	1,064,553

1,014	Community Health Systems, Inc., Term Loan H	4.984%	3-Month LIBOR	3.250%	1/27/21	B2	976,959

2,000	Concentra, Inc., Term Loan B	4.530%	3-Month LIBOR	2.750%	6/01/22	B+	2,017,500

2,503	DJO Finance LLC, Term Loan B, First Lien	5.035%	1-Month LIBOR	3.250%	6/08/20	B+	2,518,238

2,433	Envision Healthcare Corporation, Term Loan B, First Lien	4.880%	1-Month LIBOR	3.000%	12/01/23	BB–	2,445,828

10,907	HCA, Inc., Term Loan A5	3.377%	1-Month LIBOR	1.500%	6/10/20	BBB–	10,995,310

3,934	HCA, Inc., Term Loan B11	3.627%	1-Month LIBOR	1.750%	3/17/23	BBB–	3,955,914

17,091	HCA, Inc., Term Loan B10, (DD1)	3.877%	1-Month LIBOR	2.000%	3/13/25	BBB–	17,242,277

1,566	Healogics, Inc., Term Loan, First Lien	6.280%	3-Month LIBOR	4.250%	7/01/21	B–	1,389,236

1,500	Healogics, Inc., Term Loan, Second Lien	9.696%	3-Month LIBOR	8.000%	7/01/22	CCC	945,000

3,000	Heartland Dental Care, Inc., Term Loan, Second Lien	10.380%	1-Month LIBOR	8.500%	7/31/24	CCC	3,047,490

3,284	Millennium Laboratories, Inc., Term Loan B, First Lien	8.377%	1-Month LIBOR	6.500%	12/21/20	CCC+	952,384

1,585	MultiPlan, Inc., Term Loan B	5.052%	3-Month LIBOR	2.750%	6/07/23	B+	1,593,613

29,168	Pharmaceutical Product Development, Inc., Term Loan B	4.802%	3-Month LIBOR	2.500%	8/18/22	Ba3	29,303,519

5,000	PharMerica, Term Loan, First Lien	5.211%	1-Month LIBOR	3.500%	12/06/24	B1	5,026,050

3,000	Prospect Medical Holdings, Term Loan B1	7.188%	1-Month LIBOR	5.500%	2/22/24	B1	3,007,500

444	Quorum Health Corp., Term Loan B	8.627%	1-Month LIBOR	6.750%	4/29/22	B1	454,534

4,076	Select Medical Corporation, Tranche B, Term Loan	4.465%	1-Month LIBOR	2.750%	3/01/24	Ba2	4,119,104

465	Vizient, Inc., New Term Loan B	4.398%	1-Month LIBOR	2.750%	2/13/23	BB–	470,143
103,408	Total Health Care Providers & Services						100,950,209

	Health Care Technology – 0.5%

2,691	Catalent Pharma Solutions, Inc., Term Loan B	4.127%	1-Month LIBOR	2.250%	5/20/24	BB	2,703,702

6,905	Emdeon, Inc., Term Loan	4.627%	1-Month LIBOR	2.750%	3/01/24	Ba3	6,929,755

2,469	Press Ganey Holdings, Inc., Replacement Term Loan, First Lien	4.877%	1-Month LIBOR	3.000%	10/23/23	B	2,485,198
12,064	Total Health Care Technology						12,118,655

	Hotels, Restaurants & Leisure – 7.3%

1,410	Aramark Corporation, Term Loan B	3.877%	1-Month LIBOR	2.000%	3/28/24	BBB–	1,420,631

2,000	Arby’s Restaurant Group, Inc., Term Loan B	4.936%	1-Month LIBOR	3.250%	2/05/25	B1	2,023,750

4,166	Boyd Gaming Corporation, Refinancing Term Loan B	4.236%	1-Week LIBOR	2.500%	9/15/23	BB+	4,191,825

50,859	Burger King Corporation, Term Loan B3	4.294%	1-Month LIBOR	2.250%	2/16/24	Ba3	50,953,919

15,454	Caesars Entertainment Operating Company, Inc., Term Loan B, (DD1)	4.377%	1-Month LIBOR	2.500%	10/07/24	BB	15,564,988

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments    March 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Hotels, Restaurants & Leisure (continued)

$9,476	Caesars Resort Collection, Term Loan, First Lien	4.627%	1-Month LIBOR	2.750%	12/23/24	BB	$9,549,975

3,492	CityCenter Holdings LLC, Term Loan B	4.377%	1-Month LIBOR	2.500%	4/18/24	BB–	3,510,937

3,423	Four Seasons Holdings, Inc., Term Loan B	3.877%	1-Month LIBOR	2.000%	11/30/23	BB	3,448,186

6,460	Hilton Hotels Corporation, Term Loan B2	3.872%	1-Month LIBOR	2.000%	10/25/23	BBB–	6,501,839

2,525	Intrawest Resorts Holdings, Inc., Term Loan B1	5.127%	1-Month LIBOR	3.250%	7/31/24	B	2,542,412

13,279	Life Time Fitness, Inc., Term Loan B, (DD1)	4.734%	3-Month LIBOR	2.750%	6/10/22	BB–	13,320,195

8,354	MGM Growth Properties, Term Loan B, (DD1)	3.877%	1-Month LIBOR	2.000%	4/25/25	BB+	8,386,719

3,949	Station Casino LLC, Term Loan A, (WI/DD)	TBD	TBD	TBD	TBD	BB–	3,949,367

1,497	Station Casino LLC, Term Loan B	4.380%	1-Month LIBOR	2.500%	6/08/23	BB–	1,503,724

28,080	Scientific Games Corp., Initial Term Loan B5, (DD1)	4.722%	1-Month LIBOR	2.750%	8/14/24	BBB–	28,213,994

3,500	Wyndham International, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BBB–	3,500,000
157,924	Total Hotels, Restaurants & Leisure						158,582,461

	Household Products – 0.3%

5,516	Revlon Consumer Products Corporation, Term Loan B, First Lien	5.377%	1-Month LIBOR	3.500%	11/16/20	B3	4,362,150

1,484	Spectrum Brands, Inc., Refinanced Term Loan	3.856%	2-Month LIBOR	2.000%	6/23/22	BBB–	1,490,437
7,000	Total Household Products						5,852,587

	Independent Power & Renewable Electricity Producers – 0.7%

2,958	Calpine Corporation Term Loan B-8	3.630%	1-Month LIBOR	1.750%	12/27/19	BB	2,962,134

641	Calpine Corporation, Term Loan B7	4.810%	3-Month LIBOR	2.500%	5/31/23	BB+	644,673

6,750	Calpine Corporation, Term Loan B6, (WI/DD)	TBD	TBD	TBD	TBD	BB	6,787,969

2,992	Calpine Corporation, Term Loan B5	4.810%	3-Month LIBOR	2.500%	1/29/24	BB+	3,004,112

836	Dynegy, Inc., Tranche Term Loan C2	4.604%	1-Month LIBOR	2.750%	2/07/24	Ba1	842,095
14,177	Total Independent Power & Renewable Electricity Producers						14,240,983

	Industrial Conglomerates – 0.2%

4,418	Brand Energy & Infrastructure Services, Inc., Term Loan B, First Lien	6.001%	3-Month LIBOR	4.250%	6/16/24	B	4,462,783

	Insurance – 1.0%

3,792	Acrisure LLC, Term Loan B	5.991%	3-Month LIBOR	4.250%	11/22/23	B	3,845,881

2,694	Alliant Holdings I LLC, Term Loan B	5.127%	1-Month LIBOR	3.250%	8/14/22	B	2,713,056

10,353	Hub International Holdings, Inc., Initial Term Loan	4.838%	3-Month LIBOR	3.000%	10/02/20	B1	10,418,997

3,980	USI Holdings Corporation, Initial Term Loan	5.302%	3-Month LIBOR	3.000%	5/16/24	B	3,991,622
20,819	Total Insurance						20,969,556

	Internet and Direct Marketing Retail – 0.2%

2,000	Shutterfly, Inc., Term Loan B2, (WI/DD)	TBD	TBD	TBD	TBD	BB–	2,012,500

2,500	Uber Technologies, Inc., Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	N/R	2,514,450
4,500	Total Internet and Direct Marketing Retail						4,526,950

	Internet Software & Services – 0.7%

5,094	Ancestry.com, Inc., Term Loan, First Lien	5.130%	1-Month LIBOR	3.250%	10/19/23	B	5,128,499

2,650	Sabre, Inc., Term Loan B	3.877%	1-Month LIBOR	2.000%	2/22/24	Ba2	2,660,778

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Internet Software & Services (continued)

$2,997	SkillSoft Corporation, Term Loan, Second Lien	9.898%	1-Month LIBOR	8.250%	4/28/22	CCC	$2,608,677

3,450	Thomson Reuters IP & S, Term Loan B	5.127%	1-Month LIBOR	3.250%	10/03/23	BB–	3,475,800

325	TierPoint LLC, Term Loan, First Lien	5.627%	1-Month LIBOR	3.750%	5/05/24	BB	321,400
14,516	Total Internet Software & Services						14,195,154

	IT Services – 4.3%

2,500	DigiCert, Term Loan, First Lien	6.522%	3-Month LIBOR	4.750%	10/31/24	BB+	2,531,513

1,623	Engility Corporation, Term Loan B2	4.640%	1-Month LIBOR	2.750%	8/11/23	BB–	1,630,126

2,326	First Data Corporation, Term Loan A	3.622%	1-Month LIBOR	1.750%	6/02/20	BB+	2,328,216

17,861	First Data Corporation, Term Loan, First Lien	4.122%	1-Month LIBOR	2.250%	7/10/22	BB+	17,907,617

33,002	First Data Corporation, Term Loan, First Lien	4.122%	1-Month LIBOR	2.250%	4/26/24	BB+	33,086,381

4,884	Gartner, Inc., Term Loan A	3.877%	1-Month LIBOR	2.000%	3/21/22	Ba1	4,926,889

5,443	Gartner, Inc., Term Loan B	3.877%	1-Month LIBOR	2.000%	4/05/24	BB+	5,485,052

3,210	Leidos Holdings, Inc., Term Loan B	3.688%	1-Month LIBOR	1.750%	8/16/23	BBB–	3,233,661

2,250	Neustar, Inc., Term Loan, Second Lien	10.302%	3-Month LIBOR	8.000%	8/08/25	B–	2,273,209

2,761	Neustar, Inc., Term Loan B4, First Lien	5.377%	1-Month LIBOR	3.500%	8/08/24	BB	2,774,365

1,198	Neustar, Inc., Term Loan B3	4.802%	3-Month LIBOR	2.500%	1/08/20	Ba3	1,204,367

2,381	Optiv Security, Inc., Term Loan, First Lien	5.125%	1-Month LIBOR	3.250%	2/01/24	B2	2,303,677

1,943	PEAK 10, Inc., Term Loan B	5.802%	3-Month LIBOR	3.500%	8/01/24	B	1,951,731

7,444	Tempo Acquisition LLC, Term Loan B	4.877%	1-Month LIBOR	3.000%	5/01/24	B1	7,489,120

3,000	Vantiv, Inc., Term Loan B	3.777%	1-Month LIBOR	2.000%	8/09/24	BBB–	3,019,290

1,818	WEX, Inc., Term Loan B	4.127%	1-Month LIBOR	2.250%	7/01/23	BB–	1,833,125
93,644	Total IT Services						93,978,339

	Leisure Products – 0.6%

2,923	24 Hour Fitness Worldwide, Inc., Term Loan B	6.052%	3-Month LIBOR	3.750%	5/28/21	Ba3	2,952,135

1,829	Academy, Ltd., Term Loan B	5.776%	1-Month LIBOR	4.000%	7/01/22	B3	1,464,035

2,250	Equinox Holdings, Inc., Initial Term Loan, Second Lien	8.877%	1-Month LIBOR	7.000%	9/06/24	CCC+	2,311,875

3,350	Equinox Holdings, Inc., Term Loan B1	4.877%	1-Month LIBOR	3.000%	3/08/24	B+	3,378,528

2,894	Planet Fitness Holdings LLC, Term Loan B	4.707%	1-Month LIBOR	2.750%	3/31/21	BB–	2,923,100
13,246	Total Leisure Products						13,029,673

	Life Sciences Tools & Services – 0.5%

8,369	Inventiv Health, Inc., Term Loan B	4.127%	1-Month LIBOR	2.250%	8/01/24	BB–	8,408,554

2,189	Parexel International Corp., Term Loan B	4.627%	1-Month LIBOR	2.750%	9/27/24	B1	2,192,284
10,558	Total Life Sciences Tools & Services						10,600,838

	Machinery – 2.8%

4,382	Columbus McKinnon Corporation, Term Loan B	4.802%	3-Month LIBOR	2.500%	1/31/24	Ba3	4,408,365

23,820	Gardner Denver, Inc., Term Loan B	5.052%	3-Month LIBOR	2.750%	7/30/24	B+	23,959,107

12,383	Gates Global LLC, Term Loan B, (DD1)	5.052%	3-Month LIBOR	2.750%	4/01/24	B+	12,466,293

3,000	Navistar, Inc., Tranche B, Term Loan	5.210%	1-Month LIBOR	3.500%	11/06/24	Ba3	3,020,625

2,462	NN, Inc., Term Loan	5.627%	1-Month LIBOR	3.750%	10/19/22	B+	2,471,608

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments    March 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Machinery (continued)

$3,000	ProMach Group, Inc., Term Loan B	5.035%	3-Month LIBOR	3.000%	3/07/25	B2	$3,009,375

4,411	Rexnord LLC/ RBS Global, Inc., Term Loan, First Lien	4.111%	3-Month LIBOR	2.250%	8/21/24	BB+	4,441,976

4,290	SIG Combibloc Holdings S.C.A., Term Loan B	4.627%	1-Month LIBOR	2.750%	3/11/22	B+	4,320,204

2,338	TNT Crane and Rigging Inc., Initial Term Loan, First Lien	6.802%	3-Month LIBOR	4.500%	11/27/20	B3	2,211,820
60,086	Total Machinery						60,309,373

	Marine – 0.0%

1,599	American Commercial Lines LLC, Term Loan B, First Lien	10.627%	1-Month LIBOR	8.750%	11/12/20	CCC+	958,211

	Media – 7.4%

972	Advantage Sales & Marketing, Inc., Term Loan, First Lien	5.017%	3-Month LIBOR	3.250%	7/23/21	B1	954,582

3,962	Affinion Group Holdings, Inc., Term Loan, First Lien	9.561%	3-Month LIBOR	7.750%	5/10/22	B2	4,118,504

3,474	Cable One, Inc., Term Loan B	4.560%	3-Month LIBOR	2.250%	5/01/24	Ba2	3,491,119

2,888	Catalina Marketing Corporation, Term Loan, First Lien	5.377%	1-Month LIBOR	3.500%	4/09/21	B2	1,822,734

1,000	Catalina Marketing Corporation, Term Loan, Second Lien	8.627%	1-Month LIBOR	6.750%	4/11/22	Caa2	220,000

5,127	CBS Radio, Inc., Term Loan B	4.623%	3-Month LIBOR	2.750%	3/02/24	BB–	5,158,746

11,268	Cequel Communications LLC, Term Loan B	4.127%	1-Month LIBOR	2.250%	7/28/25	BB	11,266,452

27,749	Charter Communications Operating Holdings LLC, Term Loan B, (DD1)	3.880%	1-Month LIBOR	2.000%	4/30/25	BBB–	27,883,423

4,000	Cineworld Group PLC, Term Loan B	4.377%	1-Month LIBOR	2.500%	2/28/25	BB–	3,999,460

4,950	Clear Channel Communications, Inc., Term Loan E, (5)	0.000%	N/A	N/A	7/30/19	Caa2	3,914,435

29,499	Clear Channel Communications, Inc., Tranche D, Term Loan, (5)	0.000%	N/A	N/A	1/30/19	Caa2	23,391,513

1,984	CSC Holdings LLC, Refinancing Term Loan	4.036%	1-Month LIBOR	2.250%	7/17/25	BB+	1,980,870

3,000	CSC Holdings LLC, Term Loan B	4.277%	1-Month LIBOR	2.500%	1/25/26	BB+	3,004,230

9,948	Cumulus Media, Inc., Term Loan B, (5)	4.900%	1-Month LIBOR	3.250%	12/23/20	N/R	8,405,767

3,020	Emerald Expositions Holding, Inc., Term Loan B	4.627%	1-Month LIBOR	2.750%	5/22/24	BB	3,058,509

6,284	Getty Images, Inc., Term Loan B, First Lien	5.802%	3-Month LIBOR	3.500%	10/18/19	B3	6,035,468

1,379	Gray Television, Inc., Term Loan B2	3.920%	1-Month LIBOR	2.250%	2/07/24	BB	1,386,294

4,473	IMG Worldwide, Inc., Term Loan, First Lien	5.130%	1-Month LIBOR	3.250%	5/06/21	B+	4,509,787

3,500	Lamar Media Corp., Term Loan B	3.563%	1-Month LIBOR	1.750%	2/14/25	BBB–	3,512,040

2,686	Lions Gate Entertainment Corp., Term Loan B	4.104%	1-Month LIBOR	2.250%	3/20/25	Ba2	2,698,137

12,181	McGraw-Hill Education Holdings LLC, Term Loan B	5.877%	1-Month LIBOR	4.000%	5/02/22	BB+	12,059,177

1,736	Mediacom Broadband LLC, Term Loan N	3.490%	1-Week LIBOR	1.750%	2/19/24	BB+	1,737,263

6,667	Meredith, Term Loan B	4.877%	1-Month LIBOR	3.000%	1/31/25	BB	6,715,000

10,970	Nexstar Broadcasting Group, Term Loan B	4.164%	1-Month LIBOR	2.500%	1/17/24	BB+	11,017,208

1,413	Nexstar Broadcasting Group, Term Loan	4.164%	1-Month LIBOR	2.500%	1/17/24	BB+	1,418,696

1,990	Red Ventures, Term Loan B	5.877%	1-Month LIBOR	4.000%	11/08/24	B+	2,010,109

4,723	Springer Science & Business Media, Inc., Term Loan B13, First Lien	5.377%	1-Month LIBOR	3.500%	8/15/22	B	4,747,060
170,843	Total Media						160,516,583

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Metals & Mining – 0.1%

$1,489	CanAm Construction, Inc., Term Loan B	7.377%	1-Month LIBOR	5.500%	7/01/24	B	$1,503,638

	Multiline Retail – 1.0%

2,032	Belk, Inc., Term Loan B, First Lien	6.458%	3-Month LIBOR	4.750%	12/12/22	B2	1,767,134

11,200	Dollar Tree, Inc., Term Loan B2	4.250%	N/A	N/A	7/06/22	Baa2	11,263,056

5,700	EG America LLC, Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	B2	5,694,300

2,132	Hudson’s Bay Company, Term Loan B, First Lien	5.127%	1-Month LIBOR	3.250%	9/30/22	BB–	2,062,298
21,064	Total Multiline Retail						20,786,788

	Oil, Gas & Consumable Fuels – 3.4%

2,182	BCP Renaissance Parent, Term Loan B	5.772%	3-Month LIBOR	4.000%	10/31/24	BB–	2,195,454

9,000	California Resources Corporation, Term Loan	12.229%	1-Month LIBOR	10.375%	12/31/21	B	10,192,500

3,500	California Resources Corporation, Term Loan B	6.572%	1-Month LIBOR	4.750%	12/31/22	B	3,560,165

14,750	Chesapeake Energy Corporation, Term Loan	9.444%	3-Month LIBOR	7.500%	8/23/21	BB–	15,690,313

6,500	Delek US Holdings, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BBB–	6,528,470

243	Energy and Exploration Partners, Term Loan, Second Lien, (5)	5.000%	N/A	N/A	5/13/22	N/R	3,638

826	Fieldwood Energy LLC, Term Loan, First Lien, (5)	4.752%	1-Month LIBOR	2.875%	10/01/18	N/R	825,459

8,920	Fieldwood Energy LLC, Term Loan, First Lien, (5)	8.877%	1-Month LIBOR	7.000%	8/31/20	N/R	8,893,661

1,202	Fieldwood Energy LLC, Term Loan, Second Lien, (5)	0.000%	N/A	N/A	9/30/20	N/R	252,477

4,068	Fieldwood Energy LLC, Term Loan, Second Lien, (cash 7.002%, PIK 2.000%), (5)	9.002%	1-Month LIBOR	7.125%	9/30/20	N/R	3,910,819

6,803	Harvey Gulf International Marine, Inc., Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	D	3,021,579

941	Harvey Gulf International Marine, Inc., Term Loan A, (WI/DD)	TBD	TBD	TBD	TBD	D	411,768

8,801	Harvey Gulf International Marine, Inc., Term Loan B, (DD1), (5)	0.000%	N/A	N/A	6/18/20	D	3,813,762

1,000	Lucid Energy Group LLC, Initial Term Loan	4.786%	1-Month LIBOR	3.000%	2/17/25	BB+	996,565

8,074	Peabody Energy Corporation, Term Loan B	5.377%	1-Month LIBOR	3.500%	3/31/22	BB	8,103,992

5,085	Seadrill Partners LLC, Initial Term Loan, (DD1)	8.302%	3-Month LIBOR	6.000%	2/21/21	CCC+	4,290,861

63	Southcross Holdings Borrower L.P., Term Loan B, First Lien, (cash 3.500%, PIK 5.500%)	3.500%	N/A	N/A	4/13/23	CCC+	62,313
81,958	Total Oil, Gas & Consumable Fuels						72,753,796

	Personal Products – 0.1%

2,500	Coty, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB+	2,493,750

	Pharmaceuticals – 0.6%

6,146	Concordia Healthcare Corporation, Term Loan B, First Lien	6.127%	1-Month LIBOR	4.250%	10/21/21	Caa2	5,533,486

7,326	Prestige Brands, Inc., Term Loan B4	4.271%	1-Month LIBOR	2.000%	1/26/24	BB	7,352,282

795	Valeant Pharmaceuticals International, Inc., Term Loan B	5.240%	1-Month LIBOR	3.500%	4/01/22	BB–	804,307
14,267	Total Pharmaceuticals						13,690,075

	Professional Services – 1.4%

2,357	Ceridian Corporation, Term Loan B2	5.377%	1-Month LIBOR	3.500%	9/15/20	Ba3	2,366,211

14,989	Formula One Group, Term Loan B	4.377%	1-Month LIBOR	2.500%	2/01/24	B+	14,979,684

9,675	Nielsen Finance LLC, Term Loan B4	3.718%	1-Month LIBOR	2.000%	10/04/23	BBB–	9,714,548

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments    March 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Professional Services (continued)

$1,500	On Assignment, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB	$1,507,508

2,180	On Assignment, Inc., Tranche Term Loan B3	4.007%	1-Month LIBOR	2.000%	6/03/22	BB	2,191,996
30,701	Total Professional Services						30,759,947

	Real Estate Management & Development – 1.4%

1,000	Altisource Solutions S.A R.L., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B+	990,000

10,437	Capital Automotive LP, Term Loan, Second Lien	7.880%	1-Month LIBOR	6.000%	3/24/25	CCC+	10,573,629

16,384	Capital Automotive LP, Term Loan, First Lien	4.380%	1-Month LIBOR	2.500%	3/25/24	B1	16,458,704

2,000	Trico Group LLC, Term Loan, First Lien	8.484%	3-Month LIBOR	6.500%	2/02/24	B	2,015,000
29,821	Total Real Estate Management & Development						30,037,333

	Road & Rail – 0.1%

1,712	Quality Distribution, Incremental Term Loan, First Lien	7.802%	3-Month LIBOR	5.500%	8/18/22	B2	1,735,298

	Semiconductors & Semiconductor Equipment – 0.9%

1,575	Cavium, Inc., Term Loan B	4.127%	1-Month LIBOR	2.250%	8/16/22	BB	1,579,004

1,625	Cypress Semiconductor Corp, Term Loan B	4.110%	1-Month LIBOR	2.250%	7/05/21	N/R	1,639,704

3,416	Lumileds, Term Loan B	5.728%	1-Month LIBOR	3.500%	6/30/24	Ba3	3,469,926

1,966	Micron Technology, Inc., Term Loan B	3.880%	1-Month LIBOR	2.000%	4/26/22	Baa2	1,980,663

3,274	Microsemi Corporation, Term Loan B	3.742%	2-Month LIBOR	2.000%	1/15/23	BB	3,282,952

7,979	On Semiconductor Corp., Term Loan B	3.877%	1-Month LIBOR	2.000%	3/31/23	Baa3	8,027,089
19,835	Total Semiconductors & Semiconductor Equipment						19,979,338

	Software – 7.4%

1,915	Applied Systems, Inc., Initial Term Loan, First Lien	5.552%	3-Month LIBOR	3.250%	9/19/24	B1	1,931,716

14,564	Avaya Inc., Term Loan, First Lien	6.536%	1-Month LIBOR	4.750%	12/15/24	B+	14,685,761

1,561	Blackboard, Inc., Term Loan B4	6.734%	3-Month LIBOR	5.000%	6/30/21	B	1,460,763

11,911	BMC Software, Inc., Term Loan, First Lien	5.127%	1-Month LIBOR	3.250%	9/10/22	B+	11,984,827

9,967	Compuware Corporation, Term Loan B3	5.130%	1-Month LIBOR	3.500%	12/15/21	B	10,103,578

1,480	DTI Holdings, Inc., Replacement Term Loan B1	6.716%	N/A	N/A	9/29/23	B	1,484,837

1,590	Ellucian, Term Loan B, First Lien	5.552%	3-Month LIBOR	3.250%	9/30/22	B	1,596,341

24,479	Infor (US), Inc., Term Loan B	4.627%	1-Month LIBOR	2.750%	2/01/22	BB	24,562,657

6,533	Informatica, Term Loan B	5.127%	1-Month LIBOR	3.250%	8/05/22	B	6,579,943

2,000	Kronos Incorporated, Term Loan B, Second Lien	10.023%	3-Month LIBOR	8.250%	11/01/24	CCC	2,079,160

6,882	Kronos Incorporated, Term Loan B	4.880%	2-Month LIBOR	3.000%	11/20/23	B	6,933,857

2,722	LANDesk Software Group, Inc., Term Loan, First Lien	6.130%	1-Month LIBOR	4.250%	1/20/24	B2	2,682,549

7,248	McAfee LLC, Term Loan	6.377%	1-Month LIBOR	4.500%	9/30/24	B1	7,332,093

1,500	McAfee Holdings International, Inc., Term Loan, Second Lien	10.377%	1-Month LIBOR	8.500%	9/29/25	B–	1,523,250

2,193	Micro Focus International PLC, New Term Loan	4.627%	1-Month LIBOR	2.750%	6/21/24	BB–	2,173,104

14,807	Micro Focus International PLC, Term Loan B	4.627%	1-Month LIBOR	2.750%	6/21/24	BB–	14,675,511

6,432	Micro Focus International PLC, Term Loan B2	4.377%	1-Month LIBOR	2.500%	11/19/21	BB–	6,371,583

1,113	Misys, New Term Loan, Second Lien	9.234%	3-Month LIBOR	7.250%	6/13/25	BB–	1,105,326

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Software (continued)

$2,567	RP Crown Parent, LLC, Term Loan B	4.877%	3-Month LIBOR	3.000%	10/15/23	B1	$2,586,108

5,185	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B4, (WI/DD)	TBD	TBD	TBD	TBD	BB	5,215,645

14,534	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B3, (WI/DD)	TBD	TBD	TBD	TBD	BB	14,620,599

6,000	Symantec Corp., Term Loan A2	3.313%	1-Month LIBOR	1.500%	8/01/19	BB+	5,998,770

10,692	Tibco Software, Inc., Term Loan, First Lien	5.380%	1-Month LIBOR	3.500%	12/04/20	B1	10,743,118

986	Vertafore, Inc., Term Loan, First Lien	5.127%	1-Month LIBOR	3.250%	6/30/23	B	995,898
158,861	Total Software						159,426,994

	Specialty Retail – 0.6%

2,551	Neiman Marcus Group, Inc., Term Loan	4.941%	1-Month LIBOR	3.250%	10/25/20	Caa1	2,211,477

11,634	Petco Animal Supplies, Inc., Term Loan B1	4.772%	3-Month LIBOR	3.000%	1/26/23	B2	8,573,618

1,654	Petsmart Inc., Term Loan B, First Lien	4.680%	1-Month LIBOR	3.000%	3/11/22	B1	1,331,983
15,839	Total Specialty Retail						12,117,078

	Technology Hardware, Storage & Peripherals – 4.3%

3,274	Conduent, Inc., Term Loan B	4.877%	1-Month LIBOR	3.000%	12/07/23	BB+	3,297,963

28,713	Dell International LLC, Replacement Term Loan A2	3.630%	1-Month LIBOR	1.750%	9/07/21	BBB–	28,731,566

38,268	Dell International LLC, Refinancing Term Loan B, (DD1)	3.880%	1-Month LIBOR	2.000%	9/07/23	BBB–	38,347,346

21,560	Western Digital U.S., Term Loan B3	3.877%	1-Month LIBOR	2.000%	4/29/23	Baa2	21,703,948
91,815	Total Technology Hardware, Storage & Peripherals						92,080,823

	Textiles, Apparel & Luxury Goods – 0.3%

940	J. Crew Group, Inc., Term Loan	5.348%	1-Month LIBOR	3.220%	3/05/21	CCC	683,663

5,277	Waste Industries USA, Inc., Term Loan, First Lien	4.877%	1-Month LIBOR	3.000%	9/27/24	B1	5,312,578
6,217	Total Textiles, Apparel & Luxury Goods						5,996,241

	Trading Companies & Distributors – 0.2%

3,483	Hayward Industries, Inc., Initial Term Loan, First Lien	5.377%	1-Month LIBOR	3.500%	8/05/24	B	3,500,783

1,526	Utility One Source, Term Loan B	7.377%	1-Month LIBOR	5.500%	4/18/23	B	1,571,788
5,009	Total Trading Companies & Distributors						5,072,571

	Transportation Infrastructure – 1.6%

33,727	Avolon, Repriced Term Loan B2, (DD1)	4.072%	1-Month LIBOR	2.250%	3/21/22	BBB–	33,781,085

	Wireless Telecommunication Services – 1.9%

4,336	Asurion LLC, Term Loan B6	4.627%	1-Month LIBOR	2.750%	11/03/23	Ba3	4,370,280

1,010	Lumos Networks, Term Loan B	4.981%	1-Week LIBOR	3.250%	11/15/24	B	1,019,889

15,140	Sprint Corporation, Term Loan, First Lien	4.438%	1-Month LIBOR	2.500%	2/02/24	Ba2	15,160,194

14,750	Syniverse Holdings, Inc., Tranche Term Loan C	6.718%	1-Month LIBOR	5.000%	3/09/23	B	14,937,399

1,000	Syniverse Holdings, Inc., Initial Term Loan, Second Lien, (WI/DD)	TBD	TBD	TBD	TBD	CCC+	1,015,750

4,372	UPC Financing Partnership, Term Loan AR1, First Lien	4.277%	1-Month LIBOR	2.500%	1/15/26	BB	4,389,026
40,608	Total Wireless Telecommunication Services						40,892,538
$1,828,138	Total Variable Rate Senior Loan Interests (cost $1,810,345,668)						1,799,414,141

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments    March 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings	Value

	CORPORATE BONDS – 14.3%

	Banks – 0.4%

$3,557	JPMorgan Chase & Company, (3-Month LIBOR reference rate + 0.680% spread), (9)	2.161%	6/01/21	A+	$3,576,541

6,000	Wells Fargo & Company, (3-Month LIBOR reference rate + 1.340% spread), (9)	2.827%	3/04/21	A+	6,145,843
9,557	Total Banks				9,722,384

	Commercial Services & Supplies – 0.4%

8,000	ADT Corporation	6.250%	10/15/21	BB–	8,340,000

	Containers & Packaging – 0.8%

16,959	Reynolds Group	5.750%	10/15/20	B+	17,171,377

	Diversified Telecommunication Services – 1.7%

8,907	IntelSat Jackson Holdings	5.500%	8/01/23	CCC+	7,214,670

12,000	IntelSat Jackson Holdings	9.750%	7/15/25	CCC+	11,205,000

485	IntelSat Limited	6.750%	6/01/18	CCC–	480,150

7,691	IntelSat Limited	7.750%	6/01/21	CCC–	4,230,050

2,410	IntelSat Limited	8.125%	6/01/23	CCC–	1,156,800

12,000	Level 3 Financing Inc.	5.375%	8/15/22	BB	12,000,000
43,493	Total Diversified Telecommunication Services				36,286,670

	Equity Real Estate Investment Trusts – 0.5%

9,905	Realogy Group LLC / Realogy Co-Issuer Corporation, 144A	5.250%	12/01/21	B1	9,957,497

	Health Care Providers & Services – 2.2%

30,500	HCA Inc.	6.500%	2/15/20	BBB–	31,986,875

12,000	HCA Inc.	5.875%	3/15/22	BBB–	12,645,000

2,000	Tenet Healthcare Corporation	4.375%	10/01/21	BB–	1,965,000
44,500	Total Health Care Providers & Services				46,596,875

	Hotels, Restaurants & Leisure – 1.3%

15,630	MGM Resorts International Inc.	6.750%	10/01/20	BB	16,606,875

3,000	MGM Resorts International Inc.	7.750%	3/15/22	BB	3,341,250

7,950	Scientific Games International Inc.	10.000%	12/01/22	B–	8,561,156
26,580	Total Hotels, Restaurants & Leisure				28,509,281

	Household Durables – 0.9%

3,500	Lennar Corporation	4.125%	12/01/18	BB+	3,513,125

5,000	Lennar Corporation	4.500%	6/15/19	BB+	5,018,750

4,000	Lennar Corporation	4.500%	11/15/19	BB+	4,030,000

5,774	Lennar Corporation	8.375%	5/16/18	BB+	5,813,841
18,274	Total Household Durables				18,375,716

	Media – 2.0%

1,000	CCO Holdings LLC Finance Corporation	5.750%	9/01/23	BB+	1,015,000

3,600	Cequel Communications Holding I LLC Capital	6.375%	9/15/20	B	3,663,000

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings	Value

	Media (continued)

$200	Charter Communications Operating LLC/ Charter Communications Operating Capital Corporation	3.579%	7/23/20	BBB–	$200,537

17,925	Clear Channel Communications Inc., Term Loan B, (5), (6)	12.000%	8/01/21	N/R	—

8,000	Dish DBS Corporation	5.125%	5/01/20	BB	7,990,800

2,000	Dish DBS Corporation	6.750%	6/01/21	BB	2,020,000

2,500	Dish DBS Corporation	5.875%	11/15/24	BB	2,228,125

2,675	Hughes Satellite Systems Corporation	6.500%	6/15/19	BBB–	2,755,250

7,091	iHeartCommunications, Inc., (5)	9.000%	12/15/19	Caa2	5,593,026

18,490	iHeartCommunications, Inc., (cash 12.000%, PIK 2.000%), (5)	14.000%	2/01/21	C	2,727,263

12,795	Neptune Finco Corporation, 144A	10.125%	1/15/23	B2	14,202,450
76,276	Total Media				42,395,451

	Oil, Gas & Consumable Fuels – 0.2%

3,385	California Resources Corporation, 144A	8.000%	12/15/22	CCC+	2,657,225

1,872	Denbury Resources Inc.	9.250%	3/31/22	B	1,907,100
5,257	Total Oil, Gas & Consumable Fuels				4,564,325

	Professional Services – 0.4%

2,990	Ceridian HCN Holding Inc., 144A	11.000%	3/15/21	CCC	3,094,650

5,500	Nielsen Finance LLC Co	5.000%	4/15/22	BB+	5,495,710
8,490	Total Professional Services				8,590,360

	Semiconductors & Semiconductor Equipment – 0.1%

771	Advanced Micro Devices, Inc.	7.500%	8/15/22	B	840,390

1,860	Advanced Micro Devices, Inc.	7.000%	7/01/24	B	1,953,000
2,631	Total Semiconductors & Semiconductor Equipment				2,793,390

	Software – 1.6%

160	Avaya Inc., (6)	7.000%	4/01/19	N/R	—

3,950	Avaya Inc., (6)	10.500%	3/01/21	N/R	—

11,000	Balboa Merger Sub Inc., 144A	11.375%	12/01/21	CCC+	11,976,250

16,100	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	16,079,875

753	Boxer Parent Company Inc./BMC Software, 144A, (cash 9.000%, PIK 9.750%)	9.000%	10/15/19	CCC+	753,000

6,150	Infor Us Inc., 144A	5.750%	8/15/20	BB	6,273,000
38,113	Total Software				35,082,125

	Wireless Telecommunication Services – 1.8%

7,500	Sprint Capital Corporation	6.900%	5/01/19	B+	7,725,000

4,000	Sprint Communications Inc., 144A	9.000%	11/15/18	BB	4,125,000

20,195	Sprint Communications Inc.	7.000%	8/15/20	B+	21,002,800

2,000	Sprint Corporation	7.250%	9/15/21	B+	2,067,500

1,000	Sprint Corporation	7.875%	9/15/23	B+	1,021,250

2,000	T-Mobile USA Inc.	6.000%	3/01/23	BB+	2,080,000

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments    March 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings	Value

	Wireless Telecommunication Services (continued)

$1,250	T-Mobile USA Inc.	6.625%	4/01/23	BB+	$1,291,413

275	T-Mobile USA Inc.	6.836%	4/28/23	BB+	284,625
38,220	Total Wireless Telecommunication Services				39,597,588
$346,255	Total Corporate Bonds (cost $322,021,659)				307,983,039

Shares	Description (1)				Value

	COMMON STOCKS – 0.9%

	Diversified Consumer Services – 0.0%

90,494	Cengage Learning Holdings II LP				$482,605

	Energy Equipment & Services – 0.3%

114,542	C&J Energy Services Inc., (7)				2,957,474

69,974	Ocean Rig UDW Inc.				1,765,444

2,052	Vantage Drill International, (7)				430,920
	Total Energy Equipment & Services				5,153,838

	Health Care Providers & Services – 0.0%

65,945	Millenium Health LLC, (7)				1,319

	Oil, Gas & Consumable Fuels – 0.0%

64	Southcross Holdings Borrower LP, (7)				19,200

	Software – 0.6%

592,464	Avaya Holdings Corporation.				13,271,194

	Specialty Retail – 0.0%

9,046	Gymboree Corporation, (6)				150,213

24,628	Gymboree Corporation				467,932
	Total Specialty Retail				618,145
	Total Common Stocks (cost $24,432,602)				19,546,301

Shares	Description (1)				Value

	WARRANTS – 0.0%

16,108	Avaya Holdings Corp				$88,594
	Total Warrants (cost $1,365,820)				88,594

Shares	Description (1)				Value

	COMMON STOCK RIGHTS – 0.0%

	Oil, Gas & Consumable Fuels – 0.0%

1,017	Freeport Energy Inc.				$23,727

1,019	Freeport Energy Inc.				23,773
	Total Common Stock Rights (cost $47,500)				47,500
	Total Long-Term Investments (cost $2,158,213,249)				2,127,079,575

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 7.0%

	INVESTMENT COMPANIES – 7.0%

152,155,027	BlackRock Liquidity Funds T-Fund Portfolio, (10)	1.553% (11)	$152,155,027
	Total Short-Term Investments (cost $152,155,027)		152,155,027
	Total Investments (cost $2,310,368,276) – 105.4%		2,279,234,602
	Other Assets Less Liabilities – (5.4)%		(117,420,999)
	Net Assets – 100%		$2,161,813,603

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market index or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(3)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(4)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(8)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment. See Notes to Financial Statements, Note 8 – Senior Loan Commitments for more information.

(9)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(10)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at the http://www.sec.gov.

(11)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable

PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

March 31, 2018

(Unaudited)

	Symphony Credit Opportunities	Symphony Floating Rate Income
Assets
Long-term investments, at value (cost $656,585,556 and $2,158,213,249, respectively)	$606,038,442	$2,127,079,575
Short-term investments, at value (cost approximates value)	30,676,801	152,155,027
Credit default swaps premiums paid	359,836	—
Receivable for:
Interest	9,312,641	12,774,988
Investments sold	3,798,670	16,790,449
Shares sold	2,317,669	10,753,430
Variation margin on swap contracts	1,068	—
Other assets	105,427	173,659
Total assets	652,610,554	2,319,727,128
Liabilities
Cash collateral due to broker for investments in swaps(1)	220,817	—
Payable for:
Dividends	216,149	843,822
Investments purchased	10,462,244	150,024,126
Shares redeemed	2,847,097	3,980,616
Unfunded senior loans	54,242	178,178
Accrued expenses:
Management fees	290,483	1,188,503
Trustees fees	41,286	68,107
12b-1 distribution and service fees	74,595	120,445
Other	490,342	1,509,728
Total liabilities	14,697,255	157,913,525
Net assets	$637,913,299	$2,161,813,603

See accompanying notes to financial statements.

	Symphony Credit Opportunities	Symphony Floating Rate Income
Class A Shares
Net assets	$75,445,936	$218,898,514
Shares outstanding	3,799,210	11,174,777
Net asset value (“NAV”) per share	$19.86	$19.59
Offering price per share (NAV per share plus maximum sales charge of 4.75% and 3.00%, respectively, of offering price)	$20.85	$20.20
Class C Shares
Net assets	$68,473,767	$86,502,752
Shares outstanding	3,452,576	4,416,621
NAV and offering price per share	$19.83	$19.59
Class R6 Shares
Net assets	$4,727,374	$837,646
Shares outstanding	237,260	42,632
NAV and offering price per share	$19.92	$19.65
Class I Shares
Net assets	$489,241,919	$1,855,549,971
Shares outstanding	24,622,603	94,647,375
NAV and offering price per share	$19.87	$19.60
Class T Shares(2)
Net assets	$24,303	$24,720
Shares outstanding	1,223	1,261
NAV per share	$19.87	$19.61
Offering price per share (NAV per share plus maximum sales charge of 2.50% of offering price)	$20.38	$20.11
Net assets consist of:
Capital paid-in	$781,708,847	$2,257,075,062
Undistributed (Over-distribution of) net investment income	(8,498,897)	(16,358,277)
Accumulated net realized gain (loss)	(84,783,020)	(47,769,508)
Net unrealized appreciation (depreciation)	(50,513,631)	(31,133,674)
Net assets	$637,913,299	$2,161,813,603
Authorized shares – per class	Unlimited	Unlimited
Par value per share	$0.01	$0.01

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

(2)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended March 31, 2018

(Unaudited)

	Symphony Credit Opportunities	Symphony Floating Rate Income
Investment Income	$21,082,065	$51,894,852
Expenses
Management fees	2,010,514	6,012,127
12b-1 service fees – Class A Shares	101,931	285,061
12b-1 distribution and service fees – Class C Shares	371,118	438,466
12b-1 distribution and service fees – Class T Shares(1)	31	31
Shareholder servicing agent fees	434,569	2,076,027
Custodian fees	80,046	296,083
Trustees fees	9,960	30,339
Professional fees	46,624	66,486
Shareholder reporting expenses	62,326	110,688
Federal and state registration fees	54,450	147,654
Other	74,976	392,638
Total expenses before fee waiver/expense reimbursement	3,246,545	9,855,600
Fee waiver/expense reimbursement	(212,357)	(580,856)
Net expenses	3,034,188	9,274,744
Net investment income (loss)	18,047,877	42,620,108
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(7,448,683)	(8,091,397)
Swaps	(67,493)	—
Change in net unrealized appreciation (depreciation) of:
Investments	(5,813,325)	6,436,780
Swaps	(83,494)	—
Net realized and unrealized gain (loss)	(13,412,995)	(1,654,617)
Net increase (decrease) in net assets from operations	$4,634,882	$40,965,491

(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

Statement of Changes in Net Assets

(Unaudited)

	Symphony Credit Opportunities		Symphony Floating Rate Income
	Six Months Ended 3/31/18	Year Ended 9/30/17	Six Months Ended 3/31/18	Year Ended 9/30/17
Operations
Net investment income (loss)	$18,047,877	$43,137,352	$42,620,108	$70,776,578
Net realized gain (loss) from:
Investments	(7,448,683)	(15,032,452)	(8,091,397)	(11,766,138)
Swaps	(67,493)	104,727	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(5,813,325)	28,906,809	6,436,780	7,699,584
Swaps	(83,494)	116,977	—	—
Net increase (decrease) in net assets from operations	4,634,882	57,233,413	40,965,491	66,710,024
Distributions to Shareholders
From net investment income:
Class A Shares	(2,528,395)	(7,093,290)	(4,783,315)	(11,988,477)
Class C Shares	(2,016,559)	(5,608,431)	(1,505,558)	(3,543,380)
Class R6 Shares	(146,523)	(441,864)	(23,191)	(89,197)
Class I Shares	(16,835,821)	(38,042,991)	(39,869,481)	(72,099,861)
Class T Shares(1)	(761)	(542)	(518)	(363)
Decrease in net assets from distributions to shareholders	(21,528,059)	(51,187,118)	(46,182,063)	(87,721,278)
Fund Share Transactions
Proceeds from sale of shares	106,231,149	526,839,343	548,518,689	2,327,446,030
Proceeds from shares issued to shareholders due to reinvestment of distributions	19,886,650	45,319,030	41,318,818	79,737,573
	126,117,799	572,158,373	589,837,507	2,407,183,603
Cost of shares redeemed	(200,384,646)	(496,376,115)	(637,982,288)	(1,010,155,370)
Net increase (decrease) in net assets from Fund share transactions	(74,266,847)	75,782,258	(48,144,781)	1,397,028,233
Net increase (decrease) in net assets	(91,160,024)	81,828,553	(53,361,353)	1,376,016,979
Net assets at the beginning of period	729,073,323	647,244,770	2,215,174,956	839,157,977
Net assets at the end of period	$637,913,299	$729,073,323	$2,161,813,603	$2,215,174,956
Undistributed (Over-distribution of) net investment income at the end of period	$(8,498,897)	$(5,018,715)	$(16,358,277)	$(12,796,322)

(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

Financial Highlights

(Unaudited)

Symphony Credit Opportunities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (4/10)
2018(h)	$20.36	$0.52	$(0.40)	$0.12	$(0.62)	$—	$(0.62)	$19.86
2017	20.11	1.25	0.50	1.75	(1.50)	—	(1.50)	20.36
2016	19.67	1.31	0.47	1.78	(1.34)	—	(1.34)	20.11
2015	22.19	1.31	(2.46)	(1.15)	(1.25)	(0.12)	(1.37)	19.67
2014	22.33	1.22	0.06	1.28	(1.28)	(0.14)	(1.42)	22.19
2013	21.85	1.26	0.68	1.94	(1.36)	(0.10)	(1.46)	22.33
Class C (4/10)
2018(h)	20.33	0.44	(0.40)	0.04	(0.54)	—	(0.54)	19.83
2017	20.08	1.11	0.49	1.60	(1.35)	—	(1.35)	20.33
2016	19.64	1.17	0.47	1.64	(1.20)	—	(1.20)	20.08
2015	22.16	1.16	(2.48)	(1.32)	(1.08)	(0.12)	(1.20)	19.64
2014	22.30	1.05	0.05	1.10	(1.10)	(0.14)	(1.24)	22.16
2013	21.82	1.10	0.67	1.77	(1.19)	(0.10)	(1.29)	22.30
Class R6 (10/14)
2018(h)	20.42	0.56	(0.41)	0.15	(0.65)	—	(0.65)	19.92
2017	20.14	1.39	0.45	1.84	(1.56)	—	(1.56)	20.42
2016	19.69	1.38	0.46	1.84	(1.39)	—	(1.39)	20.14
2015(e)	22.22	1.38	(2.49)	(1.11)	(1.30)	(0.12)	(1.42)	19.69
Class I (4/10)
2018(h)	20.37	0.54	(0.39)	0.15	(0.65)	—	(0.65)	19.87
2017	20.11	1.28	0.53	1.81	(1.55)	—	(1.55)	20.37
2016	19.67	1.36	0.47	1.83	(1.39)	—	(1.39)	20.11
2015	22.20	1.37	(2.48)	(1.11)	(1.30)	(0.12)	(1.42)	19.67
2014	22.33	1.28	0.06	1.34	(1.33)	(0.14)	(1.47)	22.20
2013	21.85	1.32	0.67	1.99	(1.41)	(0.10)	(1.51)	22.33
Class T (5/17)(f)
2018(h)	20.37	0.52	(0.40)	0.12	(0.62)	—	(0.62)	19.87
2017(g)	20.44	0.39	(0.02)	0.37	(0.44)	—	(0.44)	20.37

.

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

0.60%	$75,446	1.06	%*	5.10	%*	1.00	%*	5.16	%*	18%
8.95	86,950	0.99		6.13		0.99		6.14		55
9.73	97,672	1.03		6.88		1.03		6.88		42
(5.48)	156,026	1.03		6.13		1.03		6.13		40
5.75	274,366	1.00		5.33		1.00		5.33		54
9.15	246,562	1.03		5.70		1.03		5.70		77

0.22	68,474	1.81	*	4.37	*	1.75	*	4.43	*	18
8.15	80,828	1.75		5.45		1.74		5.45		55
8.92	87,788	1.79		6.16		1.79		6.16		42
(6.21)	116,809	1.78		5.41		1.78		5.41		40
4.96	176,017	1.75		4.61		1.75		4.61		54
8.36	92,576	1.78		4.98		1.78		4.98		77

0.78	4,727	0.69	*	5.48	*	0.63	*	5.54	*	18
9.32	4,494	0.67		6.76		0.67		6.76		55
10.06	9,146	0.70		7.27		0.70		7.27		42
(5.27)	8,643	0.70		6.47		0.70		6.47		40

0.72	489,242	0.81	*	5.35	*	0.75	*	5.41	*	18
9.26	556,776	0.74		6.31		0.74		6.31		55
9.96	452,639	0.78		7.14		0.78		7.14		42
(5.23)	606,545	0.78		6.39		0.78		6.39		40
6.05	798,330	0.75		5.62		0.75		5.62		54
9.36	333,666	0.78		5.95		0.78		5.95		77

0.60	24	1.07	*	5.10	*	1.00	*	5.17	*	18
1.84	25	1.00	*	5.67	*	0.99	*	5.68	*	55

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period October 1, 2014 (commencement of operations) through September 30, 2015.
(f)	Class T Shares are not available for public offering.
(g)	For the period May 31, 2017 (commencement of operations) through September 30, 2017.
(h)	For the six months ended March 31, 2018.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Symphony Floating Rate Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (5/11)
2018(h)	$19.64	$0.38	$(0.02)	$0.36	$(0.41)	$—	$(0.41)	$19.59
2017	19.71	0.78	0.18	0.96	(1.03)	—	(1.03)	19.64
2016	19.76	0.95	(0.03)	0.92	(0.97)	—	(0.97)	19.71
2015	20.68	0.90	(0.90)	—	(0.92)	—	(0.92)	19.76
2014	20.70	0.85	(0.04)	0.81	(0.82)	(0.01)	(0.83)	20.68
2013	20.15	0.73	0.83	1.56	(0.93)	(0.08)	(1.01)	20.70
Class C (5/11)
2018(h)	19.63	0.30	—	0.30	(0.34)	—	(0.34)	19.59
2017	19.71	0.64	0.16	0.80	(0.88)	—	(0.88)	19.63
2016	19.76	0.81	(0.04)	0.77	(0.82)	—	(0.82)	19.71
2015	20.66	0.74	(0.89)	(0.15)	(0.75)	—	(0.75)	19.76
2014	20.68	0.69	(0.04)	0.65	(0.66)	(0.01)	(0.67)	20.66
2013	20.13	0.58	0.83	1.41	(0.78)	(0.08)	(0.86)	20.68
Class R6 (1/15)
2018(h)	19.68	0.42	(0.01)	0.41	(0.44)	—	(0.44)	19.65
2017	19.74	0.86	0.16	1.02	(1.08)	—	(1.08)	19.68
2016	19.77	0.87	0.12	0.99	(1.02)	—	(1.02)	19.74
2015(e)	20.38	0.62	(0.60)	0.02	(0.63)	—	(0.63)	19.77
Class I (5/11)
2018(h)	19.65	0.40	(0.01)	0.39	(0.44)	—	(0.44)	19.60
2017	19.72	0.82	0.19	1.01	(1.08)	—	(1.08)	19.65
2016	19.77	1.00	(0.03)	0.97	(1.02)	—	(1.02)	19.72
2015	20.69	0.95	(0.90)	0.05	(0.97)	—	(0.97)	19.77
2014	20.71	0.90	(0.04)	0.86	(0.87)	(0.01)	(0.88)	20.69
2013	20.14	0.77	0.86	1.63	(0.98)	(0.08)	(1.06)	20.71
Class T (5/17)(f)
2018(h)	19.65	0.38	(0.01)	0.37	(0.41)	—	(0.41)	19.61
2017(g)	19.83	0.23	(0.12)	0.11	(0.29)	—	(0.29)	19.65

.

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

1.86%	$218,899	1.12	%*	3.79	%*	1.06	%*	3.85	%*	17%
4.95	257,236	0.99		3.96		0.99		3.96		58
4.88	122,787	1.00		4.93		1.00		4.93		40
(0.04)	157,579	0.96		4.39		0.96		4.39		42
3.96	131,751	0.98		4.06		0.98		4.06		41
7.92	88,575	1.13		3.56		1.07		3.62		53

1.52	86,503	1.87	*	3.05	*	1.81	*	3.11	*	17
4.12	90,616	1.74		3.22		1.74		3.22		58
4.14	46,412	1.75		4.22		1.75		4.22		40
(0.82)	45,962	1.71		3.65		1.71		3.65		42
3.17	40,407	1.73		3.31		1.73		3.31		41
7.12	29,492	1.85		2.83		1.82		2.86		53

2.08	838	0.67	*	4.24	*	0.62	*	4.29	*	17
5.26	1,114	0.66		4.33		0.66		4.33		58
5.24	1,658	0.70		5.30		0.70		5.30		40
0.03	24	0.68	*	4.51	*	0.68	*	4.51	*	42

1.98	1,855,550	0.86	*	4.05	*	0.81	*	4.10	*	17
5.20	1,866,183	0.75		4.20		0.75		4.20		58
5.14	668,302	0.75		5.19		0.75		5.19		40
0.21	850,663	0.70		4.65		0.70		4.65		42
4.20	932,829	0.72		4.30		0.72		4.30		41
8.28	393,624	0.84		3.81		0.82		3.83		53

1.85	25	1.12	*	3.80	*	1.06	*	3.86	*	17
0.60	25	1.00	*	3.54	*	1.00	*	3.54	*	58

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period January 28, 2015 (commencement of operations) through September 30, 2015.
(f)	Class T Shares are not available for public offering.
(g)	For the period May 31, 2017 (commencement of operations) through September 30, 2017.
(h)	For the six months ended March 31, 2018.
*	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust III (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Symphony Credit Opportunities Fund (“Symphony Credit Opportunities”) and Nuveen Symphony Floating Rate Income Fund (“Symphony Floating Rate Income”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on August 20, 1998.

The end of the reporting period for the Funds is March 31, 2018, and the period covered by these Notes to Financial Statements is the six months ended March 31, 2018 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Symphony Asset Management LLC (“Symphony”), an affiliate of Nuveen, under which the Symphony manages the investment portfolios of the Funds.

Investment Objectives

The investment objective of Symphony Credit Opportunities is to seek current income and capital appreciation. Symphony Floating Rate Income’s investment objective is to seek a high level of current income and the secondary investment objective of the Fund is to seek capital appreciation.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income
Outstanding when-issued/delayed delivery purchase commitments	$7,674,111	$149,958,951

Investment Income

Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and fee income, if any. PIK interest represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more ($500,000 or more for Symphony Floating Rate Income) are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class T Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fees. Class T Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

Notes to Financial Statements (Unaudited) (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Funds invest are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Symphony Credit Opportunities	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Corporate Bonds**	$—	$510,101,084	$—	***	$510,101,084
Variable Rate Senior Loan Interests	—	84,822,073	—		84,822,073
Common Stocks**	9,410,217	—	198,851		9,609,068
Convertible Bonds	—	1,221,999	—		1,221,999
Warrants	247,847	—	—		247,847
Common Stock Rights**	36,371	—	—		36,371
Short-Term Investments:
Investment Companies	30,676,801	—	—		30,676,801
Investments in Derivatives:
Credit Default Swaps****	—	33,483	—		33,483
Total	$40,371,236	$596,178,639	$198,851		$636,748,726

Symphony Floating Rate Income
Long-Term Investments*:
Variable Rate Senior Loan Interests**	$—	$1,799,414,141	$—		$1,799,414,141
Corporate Bonds**	—	307,983,039	—	***	307,983,039
Common Stocks**	19,396,088	—	150,213		19,546,301
Warrants	88,594	—	—		88,594
Common Stock Rights**	47,500	—	—		47,500
Short-Term Investments:
Investment Companies	152,155,027	—	—		152,155,027
Total	$171,687,209	$2,107,397,180	$150,213		$2,279,234,602
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3.
***	Value equals zero as of the end of the reporting period.
****	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

Notes to Financial Statements (Unaudited) (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Credit Default Swap Contracts

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. When a Fund has bought (sold) protection in a credit default swap upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) deliver (receive) that security, or an equivalent amount of cash, from the counterparty in exchange for receipt (payment) of the notional amount to the counterparty, or (ii) receive (pay) a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received (delivered) and the notional amount delivered (received) is recorded as a realized gain or loss. Payments paid (received) at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For OTC swaps not cleared through a clearing house (“OTC Uncleared”), the daily change in the market value of the swap contract, along with any daily interest fees accured, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps” on the Statement of Asset and Liabilities.

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation. Conversely, if a Fund has unrealized depreciation, the clearing broker would debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on credit default swaps” as described in the preceding paragraph. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the current fiscal period, Symphony Credit Opportunities managed credit exposure by investing in credit default swaps.

The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:

Symphony Credit Opportunities
Average notional amount of credit default swap contracts outstanding*	$4,433,333
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by Symphony Credit Opportunities as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Symphony Credit Opportunities

Credit	Swaps (OTC Cleared)	Receivable for variation margin on swap contracts**,^	$33,483	—	$—
**	Value represents the unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the asset and/or liability amount as described above.
^	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Asset and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Symphony Credit Opportunities	Credit	Swaps	$(67,493)	$(83,494)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

The Funds have an effective registration statement on file with the Securities and Exchange Commission (SEC) to issue Class T Shares, which were not yet available for public offering at the time this report was issued.

Notes to Financial Statements (Unaudited) (continued)

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 3/31/18		Year Ended 9/30/17
Symphony Credit Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	647,738	$13,043,474	3,787,722	$77,297,284
Class C	176,697	3,555,048	610,770	12,431,230
Class R6	29,968	603,740	173,052	3,528,235
Class I	4,419,185	89,028,887	21,181,239	433,557,594
Class T	—	—	1,223	25,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	118,764	2,389,101	328,543	6,703,860
Class C	91,939	1,846,750	245,376	4,999,276
Class R6	7,266	146,523	21,576	441,308
Class I	770,392	15,504,276	1,625,674	33,174,586
Class T	—	—	—	—
	6,261,949	126,117,799	27,975,175	572,158,373
Shares redeemed:
Class A	(1,238,133)	(24,889,853)	(4,703,123)	(96,048,568)
Class C	(791,995)	(15,924,228)	(1,252,364)	(25,489,386)
Class R6	(20,097)	(406,228)	(428,507)	(8,816,213)
Class I	(7,906,161)	(159,164,337)	(17,975,708)	(366,021,948)
Class T	—	—	—	—
	(9,956,386)	(200,384,646)	(24,359,702)	(496,376,115)
Net increase (decrease)	(3,694,437)	$(74,266,847)	3,615,473	$75,782,258

	Six Months Ended 3/31/18		Year Ended 9/30/17
Symphony Floating Rate Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,414,851	$47,357,331	13,562,517	$269,019,283
Class C	562,035	11,016,501	3,521,124	69,827,361
Class R6	7,572	148,697	45,392	899,781
Class I	24,964,258	489,996,160	100,107,040	1,987,674,605
Class T	—	—	1,261	25,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	210,942	4,135,435	527,537	10,450,351
Class C	64,935	1,272,624	153,087	3,032,321
Class R6	4	79	10	192
Class I	1,830,629	35,910,680	3,345,985	66,254,709
Class T	—	—	—	—
	30,055,226	589,837,507	121,263,953	2,407,183,603
Shares redeemed:
Class A	(4,551,116)	(89,284,835)	(7,218,459)	(143,165,145)
Class C	(826,233)	(16,185,557)	(1,412,944)	(28,005,203)
Class R6	(21,567)	(424,715)	(72,755)	(1,443,001)
Class I	(27,114,163)	(532,087,181)	(42,369,770)	(837,542,021)
Class T	—	—	—	—
	(32,513,079)	(637,982,288)	(51,073,928)	(1,010,155,370)
Net increase (decrease)	(2,457,853)	$(48,144,781)	70,190,025	$1,397,028,233

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period, were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income
Purchases	$116,158,527	$379,402,139
Sales and maturities	186,430,683	353,028,581

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio as determined on a federal income tax basis, as of March 31, 2018.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	Symphony Credit Opportunities	Symphony Floating Rate Income
Tax cost of investments	$691,423,674	$2,323,284,944
Gross unrealized:
Appreciation	$10,995,012	$16,105,008
Depreciation	(65,703,443)	(60,155,350)
Net unrealized appreciation (depreciation) of investments	$(54,708,431)	$(44,050,342)

Symphony Credit Opportunities
Tax cost of swaps	$359,836
Net unrealized appreciation (depreciation) of swaps	33,483

Permanent differences, primarily due to investments in partnerships, distressed PIK bond adjustments, bond premium amortization adjustments and treatment of notional principal contracts resulted in reclassifications among the Funds’ components of net assets as of September 30, 2017, the Funds’ last tax year end, as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income
Capital paid-in	$—	$(28)
Undistributed (Over-distribution of) net investment income	608,598	2,195,166
Accumulated net realized gain (loss)	(608,598)	(2,195,138)

Notes to Financial Statements (Unaudited) (continued)

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2017, the Funds’ last tax year end, were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income
Undistributed net ordinary income[1],2	$3,850,410	$1,459,297
Undistributed net long-term capital gains	—	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2017 through September 30, 2017, and paid on October 2, 2017.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended September 30, 2017, was designated for purposes of the dividends paid deduction as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income
Distributions from net ordinary income[2]	$50,853,977	$83,239,796
Distributions from net long-term capital gains	—	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of September 30, 2017, the Funds’ last tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	Symphony Credit Opportunities	Symphony Floating Rate Income
Capital losses to be carried forward – not subject to expiration	$76,893,654	$35,590,897

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Symphony is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Symphony Credit Opportunities	Symphony Floating Rate Income
For the first $125 million	0.4500%	0.4500%
For the next $125 million	0.4375	0.4375
For the next $250 million	0.4250	0.4250
For the next $500 million	0.4125	0.4125
For the next $1 billion	0.4000	0.4000
For the next $3 billion	0.3750	0.3750
For the next $5 billion	0.3500	0.3500
For net assets over $10 billion	0.3375	0.3375

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2018, the complex-level fee for each Fund was 0.1595%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 shares will be less than the expense limitation. The expense limitation that expire may be terminated or modified prior to that date only with the approval of the Board. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Funds.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Symphony Credit Opportunities	0.79%	July 31, 2019	1.35%
Symphony Floating Rate Income	0.85	July 31, 2019	1.10

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income
Sales charges collected	$83,918	$150,336
Paid to financial intermediaries	75,268	138,698

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income
Commission advances	$38,143	$175,585

To compensate for commissions advanced to financial intermediaries all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income
12b-1 fees retained	$49,281	$133,530

Notes to Financial Statements (Unaudited) (continued)

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income
CDSC retained	$6,862	$35,829

As of the end of the reporting period, Nuveen owned shares of the Funds as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income
Class A Shares	—	—
Class C Shares	—	—
Class R6 Shares	—	1,227
Class I Shares	—	—
Class T Shares	1,223	1,261

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Funds may have unfunded senior loan commitments. Each Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Funds’ outstanding unfunded senior loan commitments were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income
Outstanding unfunded senior loan commitments	$54,242	$178,178

Participation Commitments

With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Funds had no such outstanding participation commitments.

9. Borrowing Arrangements

$3 Billion Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which includes the Funds covered by the shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

$96.7 Million Committed Line of Credit

Symphony Credit Opportunities and Symphony Floating Rate Income, along with certain of the Participating Funds (the “Subset of Participating Funds”), had established a 364-day, $96,687,000 standby credit facility with a lender, under which the Subset of Participating Funds borrowed for various purposes other than leveraging for investment purposes. This standby credit facility was in addition to the $3 billion standby credit facility. The Subset of Participating Funds only borrowed from either the $96,687,000 standby credit facility or the $3 billion standby credit facility at any one time. This standby credit facility expired in October 2017.

This standby credit facility had the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which were recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, were allocated among such Subset of Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Subset of Participating Fund.

During the current fiscal period, none of the Funds utilize this facility.

Borrowings outstanding as of the end of the reporting period, if any are recognized as “Borrowings” on the Statement of Assets and Liabilities.

10. New Accounting Pronouncements

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

11. Subsequent Events

Effective July 2018, Class C Shares will automatically convert to Class A Shares after 10 years. Conversions will occur during the month in which the 10-year anniversary of the purchase occurs. Class C Shares that have been held for longer than 10 years as of July 1, 2018 will also convert to Class A Shares in July 2018. The automatic conversion will be based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

Additional Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 6o6o6 Sub-Adviser Symphony Asset Management LLC 555 California Street Rene Suite 2975 San Francisco, CA 94104	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) P.O. Box 853o Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Credit Suisse Leveraged Loan Index: A representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Custom Benchmark Index: An index comprised 60% of the ICE BofAML U.S. High Yield Master II Index and 40% Credit Suisse Leveraged Loan Index. The ICE BofAML U.S. High Yield Master II Index tracks the performance of U.S. Dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. The Credit Suisse Leveraged Loan Index is a representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

ICE BofAML U.S. High Yield Master II Index: Tracks the performance of U.S. Dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges and management fees.

Lipper High Yield Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper High Yield Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Loan Participation Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Loan Participation Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 6o6o6. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	MSA-SCFR-0318P 491853-INV-B-05/19

Mutual Funds

31 March

2018

Nuveen Taxable Fixed

Income Fund

Fund Name	Class A	Class C	Class R6	Class I
Nuveen Symphony High Yield Bond Fund	NSYAX	NSYCX	NSYFX	NSYIX

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Table

of Contents

3

Chairman’s Letter to Shareholders

Dear Shareholders,

After a prolonged absence, volatility has returned to the markets in 2018. Last year, the markets seemed willing to shrug off any bad news. But in the first few months of 2018, a backdrop of greater economic uncertainty has made markets more reactive to daily headlines. As interest rates have moved off of historic lows and inflation has ticked higher, the economy’s ability to withstand tighter financial conditions is hard to predict. At the same time, there are concerns that the newly enacted tax reform could overheat the economy. How the U.S. Federal Reserve (Fed) will manage these conditions is under intense scrutiny, particularly in light of the Fed’s leadership change in February 2018.

Growth forecasts for the world’s major economies remain expansionary, although some indicators have pointed to slower momentum this year. Moreover, inflationary pressures and tightening financial conditions could become headwinds, and trade policy and geopolitics remain uncertain. A trade war has implications for both the supply and demand sides of the economy, which complicates the outlook for businesses, consumers and the economy as a whole.

While the risks surrounding trade, monetary and fiscal policy may have increased, there is still opportunity for upside. Recession risk continues to look low, global economies are still expanding and corporate profits have continued to be healthy. Fundamentals, not headlines, drive markets over the long term. And, it’s easy to forget the relative calm over the past year was the outlier. A return to more historically normal volatility levels is both to be expected and part of the healthy functioning of the markets.

Context and perspective are important. If you’re investing for long-term goals, stay focused on the long term, as temporary bumps may smooth over time. Individuals that have shorter timeframes could also benefit from sticking to a clearly defined investment strategy with a portfolio designed for short-term needs. Your financial advisor can help you determine if your portfolio is properly aligned with your goals, timeline and risk tolerance, as well as help you differentiate the noise from what really matters. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

May 21, 2018

4

Portfolio Managers’ Comments

Nuveen Symphony High Yield Bond Fund

The Fund’s portfolio is managed by Symphony Asset Management LLC, (Symphony), an affiliate of Nuveen, LLC. Gunther Stein, Chief Investment Officer and Chief Executive Officer at Symphony and Jenny Rhee manage the Nuveen Symphony High Yield Bond Fund.

At the close of business on May 11, 2018 (subsequent to the close of this reporting period), the Nuveen Symphony High Yield Bond Fund was liquidated, at which time shareholders received the proceeds of the liquidation.

Here they discuss key investment strategies and the performance of the Fund for the six-month reporting period ended March 31, 2018.

What was the primary investment strategy for the Fund and how did this strategy affect the Fund’s performance for the six-month reporting period ended March 31, 2018?

Our investment process for the Nuveen Symphony High Yield Bond Fund is based upon fundamental, bottom-up credit analysis. After assessing sector dynamics, company business models and asset quality, our analysts make specific recommendations based on the relative value of the various types of debt within a company’s capital structure. We evaluate the potential upside and downside to any credit and concentrate our efforts on sectors with sufficient transparency to assess the downside risk in firms that have enough assets to support meaningful recovery in case of default.

The Fund’s Class A Shares at NAV outperformed both the ICE BofAML U.S. High Yield Master II Index and the Lipper High Yield Funds Classification Average during the reporting period.

The Fund sought current income and capital appreciation by investing primarily in below investment grade bonds using a bottom up, research driven process. The Fund invested at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds rated below investment grade or, if unrated, of comparable quality. The Fund invested up to 20% of its net assets, collectively, in bank loans, convertible securities and equity securities. We based our investment process on fundamental, bottom-up credit analysis. After assessing sector dynamics, company business models and asset quality, our analysts made specific recommendations based on the relative value of the various types of debt within a company’s capital structure. We concentrated our efforts on sectors with sufficient transparency to assess the downside risk and in firms with enough assets to support meaningful recovery in case of default. Our focus on downside risk management favored opportunities wherein valuations could be quantified and risks assessed. The Fund was authorized to use utilize derivatives, including options, futures contracts, options on futures contracts, swap agreements, including interest rate swaps, total return swaps, credit default swaps and options on swap agreements.

During the reporting period, the U.S. corporate credit markets remained firm as the general economy provided a strong operating environment for U.S. companies. For fixed income investors, a key risk throughout the reporting period was rising interest rates in the U.S. as the Federal Reserve raised its target rate twice during the reporting period. While high yield corporate bonds as an asset

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise, any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

5

Portfolio Managers’ Comments (continued)

class outperformed many sectors of fixed income, including investment grade corporates, returns were heavily skewed depending on the duration profile of individual assets. Therefore, more credit sensitive assets within high yield (such as those rated CCC) produced a positive total return.

Another positive factor for the high yield market was that during the reporting period, defaults remained below historical averages as companies benefited from a stable business environment as well as a relatively benign maturity schedule for both high yield bonds and loans.

From a sector perspective, energy, consumer discretionary and industrial sectors benefited performance during the reporting period. Individual holdings that contributed to performance included the loans of consumer discretionary holding media company, iHeartCommunications, Inc. The company’s loan rose on improved sentiment in response to receiving interest from a strategic investor related to its restructuring. Another contributor to performance included the corporate bonds of energy companies, Cobalt International Energy, Inc. and Denbury Resources Inc. Cobalt benefitted from improved sentiment amid its restructuring, while Denbury reported stronger operating results benefiting in part from higher energy prices.

Several factors detracted from the Fund’s performance, including the bonds of a satellite operator, IntelSat Limited, as the company reported financial results that were below investor expectations. Also detracting from performance in the reporting period was the bond of Cenveo Inc., a diversified manufacturer of print related materials. The company continues to struggle with high levels of balance sheet debt and weaker operating performance.

During the current reporting period, the Fund managed credit exposure by investing in credit default swaps. The credit default swaps had a negligible impact on performance during the reporting period.

6

Risk Considerations and Dividend Information

Risk Considerations

Nuveen Symphony High Yield Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, liquidity risk, income risk and bond market liquidity risk which is the risk that Fund performance can be negatively affected if the Fund must sell securities at lower prices due to decreased market liquidity and increased price volatility when primary dealers of bonds have low inventories relative to the overall fixed income markets. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Because the Fund currently has less assets than a larger Fund, large inflows and outflows may impact the Fund’s market exposure and subsequently its performance. Redemption of a large number of shares may subject the Fund and its shareholders to leverage risk and disrupt the overall composition of the Fund’s portfolio and thereby impede the ability to pursue the investment strategy.

Dividend Information

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.

As of March 31, 2018, the Fund had a positive UNII balance, based upon our best estimate, for tax purposes and a negative UNII balance for financial reporting purposes.

All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of the Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

7

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

8

Fund Performance and Expense Ratios (continued)

Nuveen Symphony High Yield Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of March 31, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	(0.33)%	3.22%	4.35%	5.30%
Class A Shares at maximum Offering Price	(5.07)%	(1.68)%	3.34%	4.34%
ICE BofA/ML U.S. High Yield Master II Index	(0.51)%	3.69%	5.01%	5.39%
Lipper High Yield Funds Classification Average	(0.41)%	3.25%	3.86%	4.27%

Class C Shares	(0.73)%	2.48%	3.55%	4.50%
Class I Shares	(0.21)%	3.47%	4.59%	5.55%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	(0.15)%	3.59%	8.90%

Since inception returns for Class A, Class C and Class I Shares are from 12/10/12. Since inception returns for Class R6 Shares are from 6/30/16. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	2.49%	3.25%	2.20%	2.25%
Net Expense Ratios	1.00%	1.75%	0.73%	0.75%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2019, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.79% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 Shares will be less than the expenses limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

9

Yields    as of March 31, 2018

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. If the fund did not receive a fee waiver/expense reimbursement during the period under its most recent agreement, subsidized and unsubsidized yields will be equal. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Symphony High Yield Bond Fund

	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	5.48%	4.97%	5.99%	6.01%
SEC 30-Day Yield-Subsidized	4.69%	4.16%	5.26%	5.19%
SEC 30-Day Yield-Unsubsidized	3.51%	2.92%	3.94%	3.90%

1	The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

10

Holding

Summaries    as of March 31, 2018

This data relates to the securities held in the Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms used in this report for further definition of the terms used within this section.

Nuveen Symphony High Yield Bond Fund

Fund Allocation

(% of net assets)

Corporate Bonds	75.2%
Variable Rate Senior Loan Interests	18.1%
Common Stocks	1.0%
Convertible Bonds	0.3%
Warrants	0.0%
Investment Companies	5.2%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Top Five Holdings

(% of net assets)

BMC Software Finance Inc.	3.4%
Scientific Games International Inc.	1.8%
Pharmaceutical Product Development, Inc., Term Loan B	1.7%
Hilton Hotels Corporation, Term Loan B2	1.7%
Transdigm, Inc., Term Loan F	1.7%

Portfolio Composition

(% of net assets)

Hotels, Restaurants & Leisure	11.7%
Oil, Gas & Consumable Fuels	10.3%
Media	9.3%
Software	6.5%
Health Care Providers & Services	5.0%
Aerospace & Defense	4.3%
Containers & Packaging	4.0%
Diversified Telecommunication Services	3.2%
Wireless Telecommunication Services	3.1%
Energy Equipment & Services	2.4%
Commercial Services & Supplies	2.3%
Equity Real Estate Investment Trusts	2.2%
IT Services	2.1%
Semiconductors & Semiconductor Equipment	2.0%
Chemicals	1.8%
Technology Hardware, Storage & Peripherals	1.8%
Machinery	1.7%
Electric Utilities	1.6%
Other	19.3%
Investment Companies	5.2%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

BBB	6.1%
BB or Lower	93.2%
N/R (not rated)	0.7%
Total	100%

11

Expense

Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2018.

The beginning of the period is October 1, 2017.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Symphony High Yield Bond Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$996.70	$992.70	$998.50	$997.90
Expenses Incurred During the Period	$4.98	$8.69	$3.54	$3.74
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.95	$1,016.21	$1,021.39	$1,021.19
Expenses Incurred During the Period	$5.04	$8.80	$3.58	$3.78

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.00%, 1.75%, 0.71% and 0.75% for Classes A, C, R6, and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

12

Nuveen Symphony High Yield Bond Fund

Portfolio of Investments    March 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 94.6%

	CORPORATE BONDS – 75.2%

	Aerospace & Defense – 0.3%

$50	DAE Funding LLC, 144A	4.500%	8/01/22	BB	$47,438

	Auto Components – 0.4%

60	Delphi Jersey Holdings, 144A	5.000%	10/01/25	BB	57,525

	Beverages – 0.3%

50	Cott Holdings Incorporated, 144A	5.500%	4/01/25	B1	49,375

	Building Products – 0.4%

30	Builders FirstSource, Inc., 144A	5.625%	9/01/24	B+	30,150

30	Masonite International Corporation, 144A	5.625%	3/15/23	BB+	30,863
60	Total Building Products				61,013

	Capital Markets – 1.2%

50	DJO Finance LLC / DJO Finance Corporation	10.750%	4/15/20	CCC	48,375

50	LPL Holdings Incorporated, 144A	5.750%	9/15/25	B+	49,360

75	MSCI Inc., 144A	4.750%	8/01/26	BB+	74,250
175	Total Capital Markets				171,985

	Chemicals – 1.8%

50	Koppers Inc., 144A	6.000%	2/15/25	B+	51,085

80	PQ Corporation, 144A	5.750%	12/15/25	B	79,200

50	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 144A	5.375%	9/01/25	BB–	49,125

35	Valvoline, Inc.	5.500%	7/15/24	BB+	35,919

50	Venator Finance Sarl / Venator Materials Corp., 144A	5.750%	7/15/25	BB–	49,875
265	Total Chemicals				265,204

	Commercial Services & Supplies – 2.3%

50	Covanta Holding Corporation	5.875%	7/01/25	B1	48,500

50	Monitronics International Inc.	9.125%	4/01/20	CCC	38,335

50	Olympus Merger Sub, Inc., 144A	8.500%	10/15/25	B3	48,375

100	Ritchie Bros. Auctioneers Incorporated, 144A	5.375%	1/15/25	BB–	100,000

100	Tervita Escrow Corporation, 144A	7.625%	12/01/21	B	101,457
350	Total Commercial Services & Supplies				336,667

	Communications Equipment – 0.2%

25	ViaSat Inc., 144A	5.625%	9/15/25	BB–	24,070

	Construction & Engineering – 0.9%

125	Shea Homes LP, 144A	5.875%	4/01/23	BB–	126,563

13

Nuveen Symphony High Yield Bond Fund (continued)

Portfolio of Investments    March 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Construction Materials – 0.3%

$50	Summit Materials LLC/Summit Materials Finance Corporation, 144A	5.125%	6/01/25	BB	$48,500

	Consumer Finance – 1.0%

100	FirstCash, Inc., 144A	5.375%	6/01/24	BB	101,595

50	Provident Funding Associates LP / PFG Finance Corp., 144A	6.375%	6/15/25	B+	50,187
150	Total Consumer Finance				151,782

	Containers & Packaging – 4.0%

90	Ardagh Packaging Finance PLC and Ardagh MP Holdings USA, Inc., 144A	4.625%	5/15/23	BB	90,337

100	Ardagh Packaging Finance PLC and Ardagh MP Holdings USA, Inc., 144A	6.000%	2/15/25	B	100,500

75	Cascades Inc., 144A	5.500%	7/15/22	BB–	75,469

50	Crown Americas LLC / Crown Americas Capital Corp VI, 144A	4.750%	2/01/26	Ba3	48,375

100	Flex Acquisition Co, Inc., 144A	6.875%	1/15/25	CCC+	99,000

35	Graphic Packaging International, Inc.	4.125%	8/15/24	BB+	34,387

90	Reynolds Group, 144A	5.125%	7/15/23	B+	90,873

50	Sealed Air Corporation, 144A	5.500%	9/15/25	BB+	51,750
590	Total Containers & Packaging				590,691

	Diversified Consumer Services – 1.0%

150	Ahern Rentals Inc., 144A	7.375%	5/15/23	B–	145,875

	Diversified Financial Services – 1.0%

50	Freedom Mortgage Corporation, 144A	8.125%	11/15/24	B2	51,250

50	Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp., 144A	5.250%	3/15/22	BB	50,000

50	Travelport Corporate Finance PLC, 144A	6.000%	3/15/26	B+	50,187
150	Total Diversified Financial Services				151,437

	Diversified Telecommunication Services – 3.2%

25	IntelSat Jackson Holdings	7.250%	10/15/20	CCC+	23,125

93	IntelSat Jackson Holdings	5.500%	8/01/23	CCC+	75,330

58	IntelSat Limited	7.750%	6/01/21	CCC–	31,900

300	IntelSat Limited	8.125%	6/01/23	CCC–	144,000

150	Level 3 Financing Inc.	5.125%	5/01/23	BB	147,188

50	Zayo Group LLC / Zayo Capital Inc., 144A	5.750%	1/15/27	B	48,813
676	Total Diversified Telecommunication Services				470,356

	Electronic Equipment, Instruments & Components – 0.8%

120	TTM Technologies Inc., 144A	5.625%	10/01/25	BB	119,400

	Energy Equipment & Services – 2.4%

100	Bristow Group Inc., 144A	8.750%	3/01/23	B+	101,000

100	Calfrac Holdings LP, 144A	7.500%	12/01/20	Caa1	98,375

100	Nabors Industries Inc.	5.500%	1/15/23	BB	97,761

50	Oceaneering International Inc.	6.000%	2/01/28	BBB	49,409
350	Total Energy Equipment & Services				346,545

14

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Equity Real Estate Investment Trusts – 2.2%

$50	CyrusOne LP Finance.	5.000%	3/15/24	BB+	$50,063

75	Gaming and Leisure Products Inc., GLP Capital LP Financing II Inc.	5.375%	4/15/26	BBB–	76,125

50	Iron Mountain Inc., 144A	4.875%	9/15/27	BB–	46,375

50	iStar Inc.	5.000%	7/01/19	BB	50,158

50	Lamar Media Corporation	5.750%	2/01/26	BB	51,812

50	SBA Communications Corporation, 144A	4.000%	10/01/22	B+	47,875
325	Total Equity Real Estate Investment Trusts				322,408

	Food & Staples Retailing – 0.4%

65	Performance Food Group, Incorporated, 144A	5.500%	6/01/24	BB–	65,325

	Food Products – 0.6%

30	Pilgrim’s Pride Corporation, 144A	5.750%	3/15/25	BB	29,138

50	Pinnacle Foods Finance LLC	5.875%	1/15/24	BB–	51,750
80	Total Food Products				80,888

	Gas Utilities – 1.3%

40	Ferrellgas LP	6.500%	5/01/21	B–	38,300

150	Rockpoint Gas Storage, 144A	7.000%	3/31/23	BB–	149,812
190	Total Gas Utilities				188,112

	Health Care Equipment & Supplies – 0.5%

50	AMN Healthcare, Inc., 144A	5.125%	10/01/24	Ba2	49,875

30	Hologic Incorporated, 144A	4.375%	10/15/25	BB–	28,950
80	Total Health Care Equipment & Supplies				78,825

	Health Care Providers & Services – 3.3%

100	Envision Healthcare Corporation	5.625%	7/15/22	B	100,450

75	HCA Inc.	5.875%	2/15/26	BB	76,312

50	HCA Inc.	5.250%	6/15/26	BBB–	50,650

100	HealthSouth Corporation	5.750%	11/01/24	B+	101,625

100	Polaris Intermediate Corp., 144A	8.500%	12/01/22	B–	102,001

50	Wellcare Health Plans Inc.	5.250%	4/01/25	BB	50,187
475	Total Health Care Providers & Services				481,225

	Hotels, Restaurants & Leisure – 6.6%

37	Boyd Gaming Corporation	6.375%	4/01/26	B+	38,738

150	Eldorado Resorts, Inc.	6.000%	4/01/25	B	152,250

20	Hilton Domestic Operating Company Inc.	4.250%	9/01/24	BB+	19,400

100	Interval Acquisition Corporation	5.625%	4/15/23	BB–	102,250

65	KFC Holding Co/ Pizza Hut Holdings LLC/ Taco Bell of America LLC, 144A	5.000%	6/01/24	BB	64,594

75	MGM Growth Properties Operating Partnership LP / MGP Escrow Co–Issuer, Inc.	5.625%	5/01/24	BB–	77,250

50	Penn National Gaming Inc., 144A	5.625%	1/15/27	B+	48,000

250	Scientific Games International Inc.	10.000%	12/01/22	B–	269,218

15

Nuveen Symphony High Yield Bond Fund (continued)

Portfolio of Investments    March 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Hotels, Restaurants & Leisure (continued)

$50	Silversea Cruise Finance Limited, 144A	7.250%	2/01/25	BB–	$52,875

50	Station Casinos LLC, 144A	5.000%	10/01/25	B–	47,500

100	Wyndham Hotels & Resorts Inc., (WI/DD), 144A	5.375%	4/15/26	Ba2	100,000
947	Total Hotels, Restaurants & Leisure				972,075

	Household Durables – 0.3%

50	William Lyon Homes Inc., 144A	6.000%	9/01/23	B+	49,906

	Independent Power & Renewable Electricity Producers – 0.4%

50	Pattern Energy Group Inc., 144A	5.875%	2/01/24	BB–	51,125

	Insurance – 0.0%

5	Acrisure LLC / Acrisure Finance Inc., 144A	7.000%	11/15/25	CCC+	4,800

	Internet Software & Services – 0.3%

50	j2 Cloud LLC/Global Inc., 144A	6.000%	7/15/25	BB	51,188

	IT Services – 2.1%

100	Booz Allen Hamilton Inc., 144A	5.125%	5/01/25	B+	97,500

100	CDW LLC Finance	5.500%	12/01/24	BB–	104,280

75	First Data Corporation, 144A	7.000%	12/01/23	B	78,844

25	First Data Corporation, 144A	5.000%	1/15/24	BB+	25,000
300	Total IT Services				305,624

	Machinery – 1.7%

100	RBS Global-Rexnord LLC, 144A	4.875%	12/15/25	B+	97,000

50	Terex Corporation, 144A	5.625%	2/01/25	BB	50,063

100	USA Compression Partners LP / USA Compression Finance Corp., 144A	6.875%	4/01/26	BB–	101,500
250	Total Machinery				248,563

	Media – 8.3%

150	Altice US Finance I Corporation, 144A	5.375%	7/15/23	BB	151,950

75	Cable One Inc., 144A	5.750%	6/15/22	BB	76,500

150	CCO Holdings LLC Finance Corporation, 144A	5.750%	2/15/26	BB+	149,252

432	Clear Channel Communications Inc., (3), (4)	12.000%	8/01/21	N/R	—

150	Dish DBS Corporation	5.000%	3/15/23	Ba3	135,375

15	Dish DBS Corporation	7.750%	7/01/26	Ba3	14,119

35	Gray Television Inc., 144A	5.125%	10/15/24	B+	33,863

100	Hughes Satellite Systems Corporation	5.250%	8/01/26	BBB–	98,000

445	iHeartCommunications, Inc., (cash 12.000%, PIK 2.000%)	14.000%	2/01/21	C	65,667

50	LIN Television Corporation	5.875%	11/15/22	B+	51,437

100	Neptune Finco Corporation, 144A	10.125%	1/15/23	B2	111,000

35	Nexstar Escrow Corporation, 144A	5.625%	8/01/24	B+	34,290

160	Sirius XM Radio Inc., 144A	5.375%	4/15/25	BB	158,800

100	Videotron Limited, 144A	5.125%	4/15/27	BB	98,000

16

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Media (continued)

$50	Virgin Media Secured Finance, 144A	5.250%	1/15/26	BB+	$48,125
2,047	Total Media				1,226,378

	Metals & Mining – 1.1%

100	Hudbay Minerals, Inc., 144A	7.250%	1/15/23	B+	103,750

30	Northwest Acquisition/Dominion Finco Inc., 144A	7.125%	11/01/22	BB	30,600

25	Steel Dynamics Inc.	4.125%	9/15/25	BB+	23,813
155	Total Metals & Mining				158,163

	Mortgage Real Estate Investment Trusts – 0.3%

50	Starwood Property Trust	5.000%	12/15/21	BB–	51,000

	Oil, Gas & Consumable Fuels – 10.0%

100	Alta Mesa Holdings Finance	7.875%	12/15/24	B	104,125

215	California Resources Corporation, 144A	8.000%	12/15/22	CCC+	168,775

35	Callon Petroleum Company	6.125%	10/01/24	B+	35,798

50	Cheniere Energy Partners LP, 144A	5.250%	10/01/25	BB	49,313

42	Cobalt International Energy, Inc.	10.750%	12/01/21	N/R	45,885

32	Comstock Resources Inc., (cash 10.000%, PIK 12.250%)	10.000%	3/15/20	B3	32,880

151	Denbury Resources Inc., 144A	9.250%	3/31/22	B	153,831

10	Denbury Resources Inc.	5.500%	5/01/22	CCC–	7,925

80	Diamondback Energy Inc.	4.750%	11/01/24	BB	79,100

136	EP Energy LLC and Everest Acquisition Finance, Inc., 144A	9.375%	5/01/24	Caa2	96,730

100	FTS International Inc.	6.250%	5/01/22	B	100,250

50	Holly Energy Partners LP, 144A	6.000%	8/01/24	BB	51,000

50	MEG Energy Corporation, 144A	6.500%	1/15/25	BB+	48,500

55	Moss Creek Resources Holdings., 144A	7.500%	1/15/26	B+	55,465

50	Murphy Oil Corporation	6.875%	8/15/24	BBB–	52,125

125	Parsley Energy LLC Finance Corporation, 144A	6.250%	6/01/24	BB–	129,531

35	PDC Energy, Inc.	6.125%	9/15/24	BB–	35,700

30	QEP Resources Inc.	5.625%	3/01/26	BB+	28,313

20	Rex Energy Corporation	8.000%	10/01/20	N/R	5,700

70	Sanchez Energy Corporation	6.125%	1/15/23	B–	51,056

30	Seven Generations Energy Limited, 144A	5.375%	9/30/25	Ba3	28,650

100	Whiting Petroleum Corporation	5.750%	3/15/21	BB–	100,998
1,566	Total Oil, Gas & Consumable Fuels				1,461,650

	Paper & Forest Products – 1.2%

15	Louisiana Pacific Corporation	4.875%	9/15/24	BB+	15,038

150	Norbord Inc., 144A	6.250%	4/15/23	BB+	157,875
165	Total Paper & Forest Products				172,913

17

Nuveen Symphony High Yield Bond Fund (continued)

Portfolio of Investments    March 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Personal Products – 0.3%

$50	First Quality Finance Co Inc., 144A	5.000%	7/01/25	BB–	$47,875

	Pharmaceuticals – 0.2%

25	Catalent Pharma Solutions Inc., 144A	4.875%	1/15/26	B+	24,375

50	Concordia Healthcare Corporation, 144A, (3)	9.500%	10/21/22	C	3,000
75	Total Pharmaceuticals				27,375

	Professional Services – 0.2%

25	Nielsen Finance LLC Co, 144A	5.000%	4/15/22	BB+	24,981

	Real Estate Management & Development – 0.3%

50	Howard Hughes Corporation, 144A	5.375%	3/15/25	Ba3	49,375

	Semiconductors & Semiconductor Equipment – 2.0%

64	Advanced Micro Devices, Inc.	7.500%	8/15/22	B	69,760

140	Advanced Micro Devices, Inc.	7.000%	7/01/24	B	147,000

30	Entegris Inc., 144A	4.625%	2/10/26	BB–	29,253

50	Versum Materials, Inc., 144A	5.500%	9/30/24	BB+	51,750
284	Total Semiconductors & Semiconductor Equipment				297,763

	Software – 5.8%

175	Avaya Inc., 144A, (4)	7.000%	4/01/19	N/R	—

175	Avaya Inc., 144A, (4)	10.500%	3/01/21	N/R	—

500	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	499,373

150	Infor Us Inc.	6.500%	5/15/22	CCC+	152,625

100	Nuance Communications Inc.	5.625%	12/15/26	BB–	98,250

90	SS&C Technologies Holdings, Inc.	5.875%	7/15/23	B+	94,815
1,190	Total Software				845,063

	Technology Hardware, Storage & Peripherals – 0.4%

50	Diamond 1 Finance Corporation / Diamond 2 Finance Corporation, 144A	5.450%	6/15/23	BBB–	52,983

	Trading Companies & Distributors – 0.5%

25	BMC East LLC, 144A	5.500%	10/01/24	BB–	25,000

50	H&E Equipment Services Inc.	5.625%	9/01/25	BB–	50,437
75	Total Trading Companies & Distributors				75,437

	Transportation Infrastructure – 0.8%

125	CEVA Group PLC, 144A	7.000%	3/01/21	B–	122,500

	Wireless Telecommunication Services – 2.6%

150	Sprint Corporation	7.125%	6/15/24	B+	146,250

8	Syniverse Holdings Inc.	9.125%	1/15/19	CCC+	7,960

100	T-Mobile USA Inc.	6.000%	4/15/24	BB+	104,160

125	UPCB Finance Limited, 144A	5.375%	1/15/25	BB	120,625
383	Total Wireless Telecommunication Services				378,995
$12,553	Total Corporate Bonds (cost $11,608,146)				11,056,941

18

Principal Amount (000)	Description (1)	Coupon (5)	Reference Rate (5)	Spread (5)	Maturity (6)	Ratings (2)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 18.1% (5)

	Aerospace & Defense – 4.0%

$240	Sequa Corporation, Term Loan B	7.071%	3-Month LIBOR	5.000%	11/28/21	B	$243,815

83	Sequa Corporation, Term Loan, Second Lien	10.753%	3-Month LIBOR	9.000%	4/28/22	CCC	84,861

249	Transdigm, Inc., Term Loan F	4.773%	1-Month LIBOR	2.750%	6/09/23	Ba2	249,741
572	Total Aerospace & Defense						578,417

	Building Products – 0.6%

87	Quikrete Holdings, Inc., Term Loan B	4.627%	1-Month LIBOR	2.750%	11/15/23	BB–	87,594

	Diversified Consumer Services – 0.6%

100	Cengage Learning Acquisitions, Inc., Term Loan B	6.036%	1-Month LIBOR	4.250%	6/07/23	B	91,398

	Electric Utilities – 1.6%

202	Vistra Operations Co., Term Loan B	4.377%	1-Month LIBOR	2.500%	8/04/23	BB+	203,835

36	Vistra Operations Co., Term Loan C	4.377%	1-Month LIBOR	2.500%	8/04/23	BB+	36,213
238	Total Electric Utilities						240,048

	Food Products – 0.7%

100	Hearthside Group Holdings LLC, Term Loan B	4.877%	1-Month LIBOR	3.000%	6/02/21	B1	100,027

	Health Care Providers & Services – 1.7%

249	Pharmaceutical Product Development, Inc., Term Loan B	4.802%	1-Month LIBOR	2.500%	8/18/22	Ba3	250,516

	Hotels, Restaurants & Leisure – 5.1%

249	Burger King Corporation, Term Loan B3	4.294%	1-Month LIBOR	2.250%	2/16/24	Ba3	249,207

249	Hilton Hotels Corporation, Term Loan B2	3.872%	1-Month LIBOR	2.000%	10/25/23	BBB–	250,334

249	MGM Growth Properties, Term Loan B	3.877%	1-Month LIBOR	2.000%	4/25/25	BB+	249,702
747	Total Hotels, Restaurants & Leisure						749,243

	Household Products – 0.7%

75	Revlon Consumer Products Corporation, Term Loan B, First Lien	5.377%	1-Month LIBOR	3.500%	11/16/20	B3	59,163

50	Serta Simmons Holdings LLC, Term Loan, Second Lien	9.711%	1-Month LIBOR	8.000%	11/08/24	Caa1	40,250
125	Total Household Products						99,413

	Media – 1.0%

150	Meredith, Term Loan B	4.877%	1-Month LIBOR	3.000%	1/31/25	BB	151,088

	Technology Hardware, Storage & Peripherals – 1.4%

207	Western Digital U.S., Term Loan B3	3.877%	1-Month LIBOR	2.000%	4/29/23	Baa2	208,570

	Textiles, Apparel & Luxury Goods – 0.2%

44	J. Crew Group, Inc., Term Loan	5.348%	1-Month LIBOR	3.220%	3/05/21	CCC	32,246

	Wireless Telecommunication Services – 0.5%

70	Syniverse Holdings, Inc., Tranche Term Loan C	6.718%	1-Month LIBOR	5.000%	3/09/23	B	70,889
$2,689	Total Variable Rate Senior Loan Interests (cost $2,664,992)						2,659,449

19

Nuveen Symphony High Yield Bond Fund (continued)

Portfolio of Investments    March 31, 2018

(Unaudited)

Shares	Description (1)				Value

	COMMON STOCKS – 1.0%

	Software – 0.7%

4,528	Avaya Holdings Corporation, (7)				$101,427

	Specialty Retail – 0.3%

590	Gymboree Corporation, (4), (7)				9,797

1,607	Gymboree Corporation, (7)				30,533
	Total Specialty Retail				40,330
	Total Common Stocks (cost $249,911)				141,757

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 0.3%

	Oil, Gas & Consumable Fuels – 0.3%

$34	Denbury Resources Inc., 144A	3.500%	3/31/24	N/R	$42,010
$34	Total Convertible Bonds (cost $30,263)				42,010

Shares	Description (1)				Value

	WARRANTS – 0.0%

	Software – 0.0%

713	Avaya Holdings Corporation				$3,922
	Total Warrants (cost $79,435)				3,922
	Total Long-Term Investments (cost $14,632,747)				13,904,079

Shares	Description (1)	Coupon			Value

	SHORT-TERM INVESTMENTS – 5.2%

	INVESTMENT COMPANIES – 5.2%

756,239	BlackRock Liquidity Funds T-Fund Portfolio, (8)	1.553% (9)			$756,239
	Total Short-Term Investments (cost $756,239)				756,239
	Total Investments (cost $15,388,986) – 99.8%				14,660,318
	Other Assets Less Liabilities – 0.2%				31,347
	Net Assets – 100%				$14,691,665

20

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior Loan. The rate shown is the coupon as of the end of the reporting period.

(6)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(7)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(8)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at the http://www.sec.gov.

(9)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

WI/DD	Purchased on a when-issued or delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

See accompanying notes to financial statements.

21

Statement of Assets and Liabilities

March 31, 2018

(Unaudited)

Assets
Long-term investments, at value (cost $14,632,747)	$13,904,079
Short-term investments, at value (cost approximates value)	756,239
Receivable for:
Interest	207,829
Investments sold	73,803
Reimbursement from Adviser	8,268
Other assets	35,828
Total assets	14,986,046
Liabilities
Payable for:
Dividends	43,093
Investments purchased	100,000
Shares redeemed	96,468
Accrued expenses:
Custodian fees	24,422
Trustees fees	192
Professional fees	19,149
12b-1 distribution and service fees	1,086
Other	9,971
Total liabilities	294,381
Net assets	$14,691,665
Class A Shares
Net assets	$1,115,799
Shares outstanding	68,192
Net asset value (“NAV”) per share	$16.36
Offering price per share (NAV per share plus maximum sales charge of 4.75% of offering price)	$17.18
Class C Shares
Net assets	$853,592
Shares outstanding	52,326
NAV and offering price per share	$16.31
Class R6 Shares
Net assets	$764,675
Shares outstanding	46,582
NAV and offering price per share	$16.42
Class I Shares
Net assets	$11,957,599
Shares outstanding	730,791
NAV and offering price per share	$16.36
Net assets consist of:
Capital paid-in	$17,418,920
Undistributed (Over-distribution of) net investment income	(97,432)
Accumulated net realized gain (loss)	(1,901,155)
Net unrealized appreciation (depreciation)	(728,668)
Net assets	$14,691,665
Authorized shares – per class	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

22

Statement of Operations

Six Months Ended March 31, 2018

(Unaudited)

Investment Income	$422,336
Expenses
Management fees	42,796
12b-1 service fees – Class A Shares	1,477
12b-1 distribution and service fees – Class C Shares	5,178
Shareholder servicing agent fees	3,339
Custodian fees	18,870
Trustees fees	215
Professional fees	19,378
Shareholder reporting expenses	5,896
Federal and state registration fees	38,324
Other	8,628
Total expenses before fee waiver/expense reimbursement	144,101
Fee waiver/expense reimbursement	(84,954)
Net expenses	59,147
Net investment income (loss)	363,189
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(77,504)
Swaps	(8,500)
Change in net unrealized appreciation (depreciation) of investments	(279,709)
Net realized and unrealized gain (loss)	(365,713)
Net increase (decrease) in net assets from operations	$(2,524)

See accompanying notes to financial statements.

23

Statement of Changes in Net Assets

(Unaudited)

	Six Months Ended 3/31/18	Year Ended 9/30/17
Operations
Net investment income (loss)	$363,189	$806,063
Net realized gain (loss) from:
Investments	(77,504)	74,896
Swaps	(8,500)	—
Change in net unrealized appreciation (depreciation) of investments	(279,709)	204,168
Net increase (decrease) in net assets from operations	(2,524)	1,085,127
Distributions to Shareholders
From net investment income:
Class A Shares	(37,301)	(94,600)
Class C Shares	(28,685)	(55,367)
Class R6 Shares	(23,462)	(46,901)
Class I Shares	(364,259)	(529,818)
Decrease in net assets from distributions to shareholders	(453,707)	(726,686)
Fund Share Transactions
Proceeds from sale of shares	4,596,447	2,002,183
Proceeds from shares issued to shareholders due to reinvestment of distributions	168,712	172,110
	4,765,159	2,174,293
Cost of shares redeemed	(1,017,467)	(4,574,157)
Net increase (decrease) in net assets from Fund share transactions	3,747,692	(2,399,864)
Net increase (decrease) in net assets	3,291,461	(2,041,423)
Net assets at the beginning of period	11,400,204	13,441,627
Net assets at the end of period	$14,691,665	$11,400,204
Undistributed (Over-distribution of) net investment income at the end of period	$(97,432)	$(6,914)

See accompanying notes to financial statements.

24

THIS PAGE INTENTIONALLY LEFT BLANK

25

Financial Highlights

(Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/12)
2018(g)	$16.94	$0.42	$(0.47)	$(0.05)	$(0.53)	$—	$(0.53)	$16.36
2017	16.46	1.12	0.37	1.49	(1.01)	—	(1.01)	16.94
2016	16.26	0.92	0.21	1.13	(0.93)	—	(0.93)	16.46
2015	22.05	1.05	(2.63)	(1.58)	(1.12)	(3.09)	(4.21)	16.26
2014	21.53	1.27	0.67	1.94	(1.37)	(0.05)	(1.42)	22.05
2013(e)	20.00	0.49	1.75	2.24	(0.71)	—	(0.71)	21.53
Class C (12/12)
2018(g)	16.88	0.36	(0.47)	(0.11)	(0.46)	—	(0.46)	16.31
2017	16.41	0.99	0.36	1.35	(0.88)	—	(0.88)	16.88
2016	16.22	0.82	0.18	1.00	(0.81)	—	(0.81)	16.41
2015	21.99	0.90	(2.61)	(1.71)	(0.97)	(3.09)	(4.06)	16.22
2014	21.47	1.08	0.69	1.77	(1.20)	(0.05)	(1.25)	21.99
2013(e)	20.00	0.73	1.37	2.10	(0.63)	—	(0.63)	21.47
Class R6 (6/16)
2018(g)	16.99	0.45	(0.47)	(0.02)	(0.55)	—	(0.55)	16.42
2017	16.50	1.16	0.37	1.53	(1.04)	—	(1.04)	16.99
2016(f)	15.74	0.22	0.75	0.97	(0.21)	—	(0.21)	16.50
Class I (12/12)
2018(g)	16.93	0.44	(0.46)	(0.02)	(0.55)	—	(0.55)	16.36
2017	16.46	1.16	0.36	1.52	(1.05)	—	(1.05)	16.93
2016	16.27	0.98	0.18	1.16	(0.97)	—	(0.97)	16.46
2015	22.06	1.10	(2.63)	(1.53)	(1.17)	(3.09)	(4.26)	16.27
2014	21.54	1.29	0.70	1.99	(1.42)	(0.05)	(1.47)	22.06
2013(e)	20.00	0.95	1.33	2.28	(0.74)	—	(0.74)	21.54

26

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(0.33)%	$1,116	2.23	%*	3.85	%*	1.00	%*	5.07	%*	22%
9.25	1,294	2.49		5.17		1.00		6.66		45
7.34	2,054	1.83		5.06		1.05		5.84		74
(7.25)	2,860	1.59		5.10		1.07		5.63		154
9.10	9,037	1.18		5.53		1.07		5.64		178
11.24	32,646	0.94	*	2.93	*	0.94	*	2.93	*	185

(0.73)	854	2.97	*	3.09	*	1.75	*	4.30	*	22
8.46	1,093	3.25		4.40		1.75		5.90		45
6.46	939	2.59		4.39		1.80		5.19		74
(7.93)	828	2.32		4.50		1.82		5.01		154
8.31	549	2.10		4.54		1.82		4.83		178
10.53	110	2.65	*	3.45	*	1.82	*	4.28	*	185

(0.15)	765	1.93	*	4.13	*	0.71	*	5.35	*	22
9.55	643	2.20		5.39		0.73		6.87		45
6.15	1,134	2.39	*	6.42	*	0.70	*	8.10	*	74

(0.21)	11,958	1.96	*	4.05	*	0.75	*	5.25	*	22
9.52	8,370	2.25		5.38		0.75		6.88		45
7.55	9,314	1.59		5.38		0.80		6.17		74
(7.01)	12,103	1.34		5.51		0.82		6.03		154
9.36	14,565	1.11		5.43		0.82		5.72		178
11.43	5,820	1.90	*	4.47	*	0.82	*	5.56	*	185

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period December 10, 2012 (commencement of operations) through September 30, 2013.
(f)	For period June 30, 2016 (commencement of operations) through September 30, 2016.
(g)	For the six months ended March 31, 2018.
*	Annualized.

See accompanying notes to financial statements.

27

Notes to Financial Statements

(Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust III (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Symphony High Yield Bond Fund (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on August 20, 1998.

The end of the reporting period for the Fund is March 31, 2018, and the period covered by these Notes to Financial Statements is the six months ended March 31, 2018 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Symphony Asset Management LLC (“Symphony”), an affiliate of Nuveen, under which Symphony manages the investment portfolio of the Fund.

Fund Liquidation

On March 2, 2018, the Adviser announced that the Fund will be liquidated after the close of business on May 11, 2018, as approved by the Fund’s Board of Trustees (the “Board”). Effective April 4, 2018, the Fund stopped accepting purchases from new investors and existing shareholders, except that defined contribution retirement plans that held Fund shares as of March 2, 2018 could continue to purchase Fund shares until May 7, 2018 (subsequent to the close of this reporting period). Existing shareholders continued to reinvest dividends and capital gains distributions received from the Fund. The liquidation took place after the close of business on May 11, 2018, at which time shareholders received the proceeds of the liquidation.

Investment Objective

The Fund’s investment objective is to seek current income and capital appreciation.

The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$100,000

Investment Income

Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and fee income, if any. PIK interest represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.

28

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

29

Notes to Financial Statements (Unaudited) (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

30

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Corporate Bonds**	$—	$11,056,941	$—	***	$11,056,941
Variable Rate Senior Loan Interests	—	2,659,449	—		2,659,449
Common Stocks**	131,960	—	9,797		141,757
Convertible Bonds	—	42,010	—		42,010
Warrants	3,922	—	—		3,922
Short-Term Investments:
Investment Companies	756,239	—	—		756,239
Total	$892,121	$13,758,400	$9,797		$14,660,318
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.
***	Value equals zero as of the end of the reporting period.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Credit Default Swap Contracts

The Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a

31

Notes to Financial Statements (Unaudited) (continued)

stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. When the Fund has bought (sold) protection in a credit default swap upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) deliver (receive) that security, or an equivalent amount of cash, from the counterparty in exchange for receipt (payment) of the notional amount to the counterparty, or (ii) receive (pay) a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received (delivered) and the notional amount delivered (received) is recorded as a realized gain or loss. Payments paid (received) at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For over-the-counter (“OTC”) swaps not cleared through a clearing house (“OTC Uncleared”), the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps” on the Statement of Asset and Liabilities.

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If the Fund has unrealized appreciation the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on credit default swaps” as described in the preceding paragraph. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the current fiscal period, the Fund managed credit exposure by investing in credit default swaps.

The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of credit default swap contracts outstanding*	$66,667
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period. The Fund did not utilize credit default swap contracts at the beginning of the current fiscal period and at the end of the current fiscal period.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Credit	Swaps	$(8,500)	$—

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to

32

pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 3/31/18		Year Ended 9/30/17
	Shares	Amount	Shares	Amount
Shares sold:
Class A	8,061	$134,541	55,037	$926,359
Class C	369	6,071	21,502	355,881
Class R6	8,720	145,586	—	—
Class I	258,666	4,310,249	43,030	719,943
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,164	35,988	5,475	92,085
Class C	1,631	27,048	3,110	52,222
Class R6	—	—	—	—
Class I	6,374	105,676	1,647	27,803
	285,985	4,765,159	129,801	2,174,293
Shares redeemed:
Class A	(18,436)	(306,278)	(108,889)	(1,826,380)
Class C	(14,438)	(237,020)	(17,086)	(284,712)
Class R6	—	—	(30,881)	(518,034)
Class I	(28,567)	(474,169)	(116,158)	(1,945,031)
	(61,442)	(1,017,467)	(273,014)	(4,574,157)
Net increase (decrease)	224,544	$3,747,692	(143,213)	$(2,399,864)

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period aggregated $6,078,327 and $2,929,221, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of March 31, 2018.

Tax cost of investments	$15,425,139
Gross unrealized:
Appreciation	$214,351
Depreciation	(979,172)
Net unrealized appreciation (depreciation) of investments	$(764,821)

33

Notes to Financial Statements (Unaudited) (continued)

Permanent differences, primarily due to bond premium amortization adjustments resulted in reclassifications among the Fund’s components of net assets as of September 30, 2017, the Fund’s last tax year end, as follows:

Capital paid-in	$(1)
Undistributed (Over-distribution of) net investment income	4,350
Accumulated net realized gain (loss)	(4,349)

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2017, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income[1],2	$142,853
Undistributed net long-term capital gains	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2017 through September 30, 2017, and paid on October 2, 2017.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended September 30, 2017, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[2]	$723,190
Distributions from net long-term capital gains	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of September 30, 2017, the Fund’s last tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward – not subject to expiration	$1,808,026

During the Fund’s last tax year ended September 30, 2017, the Fund utilized $70,547 of its capital loss carryforward.

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Symphony is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For the next $5 billion	0.3500
For net assets over $10 billion	0.3375

34

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2018, the complex-level fee for the Fund was 0.1595%.

The Adviser has agreed to waive fees and/or reimburse expenses through July 31, 2019 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.79% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to July 31, 2019 only with the approval of the Board.

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected	$2,284
Paid to financial intermediaries	2,137

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances	$950

To compensate for commissions advanced to financial intermediaries all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained	$1,019

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

CDSC retained	$2

As of the end of the reporting period, Nuveen owned shares of the Fund as follows:

Class A Shares	2,500
Class C Shares	2,500
Class R6 Shares	1,588
Class I Shares	473,594

35

Notes to Financial Statements (Unaudited) (continued)

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Fund had no such unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in the Fund’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Fund had no such outstanding participation commitments.

9. Borrowing Arrangements

Committed Line of Credit

The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which includes the Fund covered by the shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Fund did not utilize this facility.

Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities.

10. New Accounting Pronouncements

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

11. Subsequent Events

Fund Liquidation

As previously noted in Note 1 – General Information and Significant Accounting Policies, Fund Liquidation, the Fund liquidated after the close of business on May 11, 2018.

36

Additional Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 6o6o6 Sub-Adviser Symphony Asset Management LLC 555 California Street Rene Suite 2975 San Francisco, CA 94104	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. P.O. Box 853o Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

37

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Beta: A measure of the volatility of a portfolio relative to the overall market. A beta less than 1.0 indicates lower risk than the market; a beta greater than 1.0 indicates higher risk than the market.

ICE BofAML U.S. High Yield Master II Index: Tracks the performance of U.S. Dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges and management fees.

Lipper High Yield Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper High Yield Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

38

Notes

39

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 6o6o6. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	MSA-SHYB-0318P 491856-INV-B-05/19

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust III

By	(Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher Vice President and Secretary

Date: June 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: June 7, 2018

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: June 7, 2018